As filed with the Securities and Exchange Commission on April 30, 1998
                                                                File No. 2-17277
--------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
     PRE-EFFECTIVE AMENDMENT NO.                                 [ ]
     POST-EFFECTIVE AMENDMENT NO. 43                             [X]
                                    AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     AMENDMENT NO. 22                                            [X]

                       (Check appropriate box or boxes)

                                SIFE TRUST FUND
              (Exact Name of Registrant as Specified in Charter)

              100 North Wiget Lane                                            (800) 231-0356
         Walnut Creek, California  94598                                      (925) 988-2400
(Address of Principal Executive Offices, with Zip Code)    (Registrant's Telephone Number, including Area Code)

                                Bruce W. Woods
                                SIFE Trust Fund
                             100 North Wiget Lane
                            Walnut Creek, CA  94598
                    (Name and address of Agent for Service)

                        ------------------------------

It is proposed that this filing will become effective (check appropriate box):
     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on April 30, 1998 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on April 30, 1997 pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        ------------------------------

Pursuant to Rule 24f-2 under the Investment Company Act 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 was filed on February 24, 1998.

                                SIFE TRUST FUND
                      Registration Statement on Form N-1A
                             CROSS REFERENCE SHEET

             FORM N-1A ITEM AND HEADING                  LOCATION
  PART A                                            PROSPECTUS HEADING
 Item 1    Cover Page                      Cover Page
 Item 2    Synopsis                        Prospectus Summary; Summary of Fees
                                           and Expenses
 Item 3    Condensed Financial             Financial Highlights
           Information
 Item 4    General Description of          Prospectus Summary; Investment
           Registrant                      Objectives; Investment Policies
 Item 5    Management of the Fund          Prospectus Summary - The Management
                                           Company; Performance Overview
 Item 5A   Management's Discussion of      Management's Discussion of Trust
           Fund Performance                Fund's Performance; Investment
                                           Objectives; Investment Policies
 Item 6    Capital Stock and Other         Calculation of Net Asset Value;
           Securities                      General Information; Federal Tax
                                           Matters
 Item 7    Purchase of Securities Being    Purchase of Shares; Redemption of
           Offered                         Shares; Calculation of Net Asset
                                           Value
 Item 8    Redemption or Repurchase        Purchase of Shares; Redemption of
                                           Shares
 Item 9    Legal Proceedings               Not Applicable

                                            Heading in Statement of Additional
 PART B                                    Information (or, if so indicated, in
                                                       Prospectus)
 Item 10   Cover Page                      Cover Page
 Item 11   Table of Contents               Table of Contents
 Item 12   General Information and         General Information & History
           History
 Item 13   Investment Objectives and       Investment Objectives & Policies
           Policies
 Item 14   Management of the Registrant    Management of the Trust Fund
 Item 15   Control Persons and Principal   Management of the Trust Fund;
           Holders of Securities           Investment Advisory & Other
                                           Services; Underwriting of the Trust
                                           Fund's Securities
 Item 16   Investment Advisory and Other   Management of the Trust Fund;
           Services                        Investment Advisory & Other
                                           Services; Underwriting of the Trust
                                           Fund's Securities;  Performance
                                           Overview (Prospectus)
 Item 17   Brokerage Allocation            Brokerage Allocation & Portfolio
                                           Turnover Rates
 Item 18   Capital Stock and Other         Purchase of Shares; Redemption of
           Securities                      Shares
 Item 19   Purchase, Redemption and        Purchasing Shares; Redeeming Shares;
           Pricing of Securities Being     Calculation of Net Asset Value
           Offered
 Item 20   Tax Status                      Additional Federal Income Tax
                                           Information; Dividends,
                                           Distributions and Tax Matters
                                           (Prospectus)
 Item 21   Underwriters                    Management of the Trust Fund;
                                           General Information - Distribution
                                           of Shares (Prospectus)
 Item 22   Calculation of Performance      Performance Overview (Prospectus)
           Data
 Item 23   Financial Statements            Financial Statements

  PART C
 Information required to be included in Part C is set forth under the appropriate Item in Part C of this Registration Statement.

              SUPPLEMENT DATED APRIL 30, 1998 TO PROSPECTUS OF
                              SIFE TRUST FUND
                           DATED APRIL 30, 1998

The information set forth in this table and the table on Page 13 of the Prospectus for 1996 and 1997 was audited by Deloitte & Touche LLP, independent certified public accountants and from 1988-1995 was audited by other auditors. Deloitte & Touche LLP's independent auditors report is incorporated by reference in the Statement of Additional Information. The following information is to supplement the Financial Highlights section of the Prospectus as it appears on Page 13:

                                                                       CLASS      A-I
                                                                       --------------
YEARS ENDED DECEMBER 31                                          1991    1990      1989     1988
                                                                 ----    ----      ----     ----
SELECTED PER SHARE DATA
(For one share outstanding during the period):

Net asset value, beginning of period                             $2.12    $2.92    $2.63    $2.32
                                                                 -----    -----    -----    -----

INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.08     0.11     0.11     0.09
      Net realized and unrealized gain (loss) on investments      0.90    (0.75)    0.42     0.36
                                                                 -----    -----    -----    -----
          Total from investment operations                        0.98    (0.64)    0.53     0.45
                                                                 -----    -----    -----    -----

LESS DISTRIBUTIONS TO INVESTORS:
      Dividends from net investment income                       (0.08)   (0.11)   (0.11)   (0.09)
      Distributions from capital gains                           (0.12)   (0.05)   (0.13)   (0.05)
                                                                 -----    -----    -----    -----
          Total distributions                                    (0.20)   (0.16)   (0.24)   (0.14)
                                                                 -----    -----    -----    -----

Net asset value, end of period                                   $2.90    $2.12    $2.92    $2.63
                                                                 -----    -----    -----    -----
                                                                 -----    -----    -----    -----

TOTAL RETURN(3)                                                  47.3%   (22.1%)   20.2%    19.8%
                                                                 -----    -----    -----    -----
                                                                 -----    -----    -----    -----

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $260     $204     $289     $241
                                                                 -----    -----    -----    -----
                                                                 -----    -----    -----    -----
Ratios to average net assets:
      Expenses(4)                                                1.04%    1.07%    1.03%    1.10%
                                                                 -----    -----    -----    -----
                                                                 -----    -----    -----    -----
      Net investment income                                      3.03%    4.63%    3.52%    3.52%
                                                                 -----    -----    -----    -----
                                                                 -----    -----    -----    -----
Portfolio turnover rate                                          77.6%    42.3%    41.7%    20.7%
                                                                 -----    -----    -----    -----
                                                                 -----    -----    -----    -----
Average commission rate paid(5)                                    -        -        -        -

(3)  Sales loads are not reflected in total return.

(4) Prior to April 1, 1996, the Management Company received (i) an investment advisory fee of 0.60% per annum of the Trust Fund's net assets, plus (ii) reimbursement of certain expenses attributable to the operation of the Trust Fund.

(5) The Trust Fund is required to disclose its average commission rate paid for years beginning on or after January 1, 1996.

                                     [LOGO]

                                SIFE TRUST FUND
                         ______________________________

                   Managed by SIFE (A California Corporation)
                             100 North Wiget Lane
                        Walnut Creek, California 94598
                  Telephone:  (800) 231-0356 / (925) 988-2400
                              Fax: (925) 943-1783
                     Internet Address: http://www.sife.com
                         ______________________________

                  PRINCIPAL OBJECTIVES OF A SIFE INVESTMENT
                       1. CONSERVATION OF CAPITAL
                       2. CAPITAL GROWTH
                       3. DIVERSIFICATION AND CONCENTRATION

   SIFE Trust Fund (the "Trust Fund") seeks to conserve its Investors' capital and provide capital growth consistent with prudent investment management practices through the investment of not less than 30% of the Trust Fund's assets in the equity securities of financial institutions, and the remainder in the equity securities of a diverse portfolio of service and industrial enterprises regarded by the Trust Fund's investment advisor as "stable growth" companies. There can be no assurance that the Trust Fund will achieve its investment objectives. Unless the Trust Fund receives instructions to the contrary, all dividend income received by the Trust Fund from portfolio securities and net capital gains realized by the Trust Fund from the sale of portfolio securities is reinvested on behalf of each Investor in additional shares of the same class.


   This Prospectus contains information a prospective investor should consider before investing in the Trust Fund, and should be retained for future reference. A Statement of Additional Information, dated April 30, 1998, containing additional and more detailed information about the Trust Fund (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information, which may be revised from time to time, is available without charge and can be obtained by writing or calling the Trust Fund at the address or telephone number set forth above. The Securities and Exchange Commission maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding SIFE Trust Fund.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY
       AGENCY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               APRIL 30, 1998

                             TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Prospectus Summary                                                            4
   Investment Policies                                                        4
   Purchase & Redemption of Shares                                            4
   Alternative Purchase Arrangements                                          4
   The Management Company                                                     6
   Federal Income Taxes                                                       6
   Trust Characteristics of an Investment in the Trust Fund                   6
   Risk Considerations                                                        6
Summary of Fees and Expenses                                                  7
Investment Objectives                                                         8
   Conservation of Capital                                                    8
   Capital Growth                                                             8
   Diversification & Concentration                                            8
Investment Policies                                                           9
   Fundamental Investment Policies                                            9
   Writing Covered Call and Put Options                                      10
   Lending Portfolio Securities                                              10
   Repurchase Agreements                                                     11
Dividends, Distributions and Tax Matters                                     11
   Distributions of Dividend Income and Capital Gains                        11
   Federal Tax Matters                                                       11
Financial Highlights                                                         13
Purchasing Shares                                                            14
   Class A-I Shares                                                          14
   Class A-II Shares                                                         14
   Class B Shares                                                            14
   Class C Shares                                                            15
   Factors to Consider in Choosing a Particular Class of Shares              15
   Initial Sales Charge Alternative: Class A-I and Class A-II Shares         15
      Sales Charge Waivers                                                   16
      Class A-I and Class A-II Rights of Accumulation                        16
      Class A-I and Class A-II Letters of Intention                          17
   Deferred Sales Charge Alternative: Class B Shares                         17
   "Pay-As-You-Go" Alternative: Class C Shares                               18
   Systematic Purchase Plan                                                  18
   Right to Designate a Beneficiary                                          18
   Distribution and Shareholder Servicing Plans                              19
Redeeming Shares                                                             19
   Minimum Balance                                                           20
   Repayment Privilege after Partial Redemption                              20
   Waiver of Class B & Class C CDSC                                          20
   Signature Guarantee                                                       20
   Redemption by Telephone                                                   20
   Systematic Withdrawal Plan                                                21
Calculation of Net Asset Value                                               21


Management's Discussion of Trust Fund Performance                            22
   Comparison Chart:  Change in Value of $9,500 Net Investment vs. S&P 500   24
   (10 Years)
General Information                                                          25

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER MAY NOT LAWFULLY BE MADE.

                              PROSPECTUS SUMMARY

   SIFE Trust Fund (the "Trust Fund") was organized as a business trust under the laws of the State of Delaware on February 28, 1997; the Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960. The Trust Fund, through its predecessor, has been offering its securities, and conducting operations as a mutual fund, since July 2, 1962, and is registered with the Securities and Exchange Commission as an open-end diversified management investment company offering its shares on a continuous basis to the public. All references and historical information, including performance data, contained in either this Prospectus or in the Trust Fund's Statement of Additional Information refer to SIFE Trust Fund, a California trust, as its business and operations have been continued by SIFE Trust Fund, a Delaware business trust.

   INVESTMENT POLICIES. The Trust Fund's investment policies require the investment of not less than 30% of the Trust Fund's assets in selected "financial institutions" (i.e., those companies which derive a significant portion of their income from dealing in money, credit, loans and insurance). The Trust Fund also invests in the equity securities of a diverse portfolio of service and industrial enterprises generally regarded by the Trust Fund's investment advisor as "stable growth" companies; however, the Trust Fund may not invest 25% or more of its assets in any one industry other than financial institutions. These policies are regarded as fundamental investment policies, and may not be changed other than by the approval of a majority in interest of the Trust Fund's shares, voting together and not by class.

   PURCHASE & REDEMPTION OF SHARES. An investment in the Trust Fund may be made for an initial minimum investment of $200; additional investments may be made in increments of $50 or more. Shares may be purchased through authorized investment representatives and certain broker/dealers at the public offering price next determined after the Trust Fund receives a purchase order in good form. Investments are made at net asset value ("NAV") per share (plus applicable sales charges), with the NAV per share of each class determined daily by dividing the net assets of the class by the number of shares of such class outstanding on that day. Unless the Trust Fund receives instructions to the contrary, all income received by the Trust Fund from portfolio securities and net capital gains realized by the Trust Fund from the sale of portfolio securities is reinvested on behalf of each Investor in additional shares of the same class. Shares may be redeemed, either directly or pursuant to a regular program of periodic redemptions, on any business day that the New York Stock Exchange is open. Redemptions may be made directly through the Trust Fund, or through certain broker/dealers, financial institutions and service organizations.

   ALTERNATIVE PURCHASE ARRANGEMENTS. The Trust Fund currently offers four classes of shares, each subject to different expenses and sales charges.


      CLASS A-I shares are offered at net asset value per share plus a sales charge, which may range from -0- to a maximum of 5.0% of the public offering price. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996,
   (ii) directors, employees and registered representatives of SIFE, a California corporation (the "Management Company") or the Trust Fund, and their immediate family members, and (iii) certain investors as described in the section titled "Sales Charge Waivers."

      CLASS A-II shares are offered at net asset value per share plus a sales charge, which may range from -0- to a maximum of 5.0% of the public offering price, and are subject to an annualized distribution fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class A-II shares.

      CLASS B shares are offered at net asset value per share, without the imposition of a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% if redeemed within six years of purchase. Class B shares are subject to an annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class B shares. Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the purchase.

      CLASS C shares are offered at net asset value per share plus a sales charge of 1.0% of the public offering price, and are subject to an annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class C shares. Class C shares have no conversion feature and if redeemed, in whole or in part, prior to one year following the initial purchase, are subject to a 1.0% CDSC.

   The following table compares certain aspects relating to the purchase of the different classes of the Trust Fund's shares:



                               CLASS A-I             CLASS A-II             CLASS B                  CLASS C
                             -----------------------------------------------------------------------------------------------
Sales Charges                Initial sales charge    Initial sales charge    Declining CDSC          Initial sales
                             at time of purchase     at time of purchase     (maximum of             charge at time of
                             of up to 5.0% of        of up to 5.0% of        5.0% of the             purchase of
                             the offering price      the offering price      amount invested)        1.0% of the
                             (5.26% of amount        (5.26% of amount        applicable to any       offering price;
                             invested)               invested)               shares redeemed         CDSC of 1.0%
                                                                             within the first six    of amount
                                                                             years; no CDSC          invested if
                                                                             after six years         shares are
                                                                             (automatic              redeemed prior
                                                                             conversion to           to one year
                                                                             Class A-II shares)      following
                                                                                                     purchase

12b-1Distribution Fee        None                    0.25% of average        0.75% of average        0.75% of
                                                     daily net assets        daily net assets for    average daily net
                                                                             the first six years,    assets; no
                                                                             after which time        conversion
                                                                             the Class B shares      feature
                                                                             convert to Class
                                                                             A-II shares


Servicing Fee                None                    None                    0.25% of average        0.25% of
                                                                             daily net assets        average daily net
                                                                                                     assets


   The Trust Fund has reserved the right to create additional classes of investment units with different income and expense characteristics in order to tailor such characteristics to the needs and circumstances of different classes of investors, as well as broker-dealers, financial institutions and other organizations, such as pension and profit-sharing plans.

   THE MANAGEMENT COMPANY. SIFE, a California corporation (as defined previously, "the Management Company"), acts as the investment adviser and principal underwriter for the Trust Fund. The Management Company receives an investment management fee of 1.25% of the Trust Fund's average daily net assets, computed and prorated daily, in exchange for which the Management Company provides investment advice, manages the Trust Fund's investment portfolio and performs and/or assumes responsibility for all of the Trust Fund's administrative and shareholder services. As a result of this "bundled" fee arrangement, the Investors are not subject to any other fee, charge or assessment, other than (i) an ongoing shareholder servicing fee of 0.25% of average daily net assets of the Class B and Class C shares paid to dealers for servicing shareholder accounts, and (ii) ongoing distribution fees payable by the Class A-II, Class B and Class C shares. The Management Company does not act in a similar capacity for any other person or entity.

   FEDERAL INCOME TAXES. As a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Trust Fund distributes all of its net income from dividends and capital gains to its Investors. Such distributions are taxable to Investors currently even if such distributions are reinvested on behalf of Investors in additional shares (Investors not subject to current taxation, such as retirement accounts, generally are not required to pay tax on any amounts distributed until redemption occurs). Redemptions and transfers between accounts may be taxable sales of shares and may result in the recognition of taxable gain or loss for federal income tax purposes. Distributions and redemptions may also be subject to state and local income taxes.


   TRUST CHARACTERISTICS OF AN INVESTMENT IN THE TRUST FUND. The Trust Fund permits an owner of its shares to specify a beneficiary, in effect creating an instrument of trust which may, under certain circumstances, provide for a post-mortem transfer of the shares so specified without the imposition of the probate process. However, post-mortem transfers and beneficiary designations vary by jurisdiction. Please consult a qualified estate planning professional for advice on how SIFE Trust Fund's trust characteristics may be effected by the laws of your jurisdiction.


   RISK CONSIDERATIONS. Investments in equity securities in general are subject to market risks that cause their prices to fluctuate over time. Fluctuations in the value of the securities in which the Trust Fund invests will cause the net asset value of each class of shares to fluctuate as well; an investment in the Trust Fund, therefore, may be more suitable for long-term investors who can bear the risk of such short-term fluctuations.

   More specifically, the investment by the Trust Fund of not less than 30% of its assets in the equity securities of financial institutions exposes the Trust Fund to certain additional risks specific to the financial services industry. Financial services are subject to greater governmental regulation than many other industries, as well as capital risk (i.e., the risk that in periods of tight money or high inflation the cost to attract deposits will rise substantially), term and rate risk (i.e., the risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates against the security of assets, the valuations of which may fluctuate with economic conditions) and credit risk (i.e., the risk of lending money to borrowers who may or may not be able to pay), all of which may, from time to time, require substantial reserves against actual or anticipated losses. In addition, industry consolidation and the erosion of the distinctions between banks and other less traditional financial institutions has resulted in increased, and increasing, competition. Increased competition, with attendant pressure on financial institution profitability, may also result from legislative initiatives which would reduce the separation between the commercial and investment banking business and which, if enacted, could significantly impact the industry and the Trust Fund.

                        SUMMARY OF FEES AND EXPENSES

   The purpose of the following tables is to assist an Investor in understanding the various costs and expenses, both direct and indirect, associated with an investment in the Trust Fund.


INVESTOR TRANSACTION EXPENSES                              CLASS A-I(1)      CLASS A-II(1&2)      CLASS B(2)      CLASS C(2)
                                                           -----------------------------------------------------------------
   Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                     5.00%               5.00%              none           1.00%
   Maximum Sales Charge Imposed on Reinvestment of
      Distributions (as a percentage of offering price)       none                none               none           none
   Maximum Deferred Sales Charge
      (as a percentage of the original purchase price)        none                none               5.00%          none(3)
   Redemption Fees                                            none                none               none           none(3)
   Exchange Fees                                               n/a                 n/a               none            n/a

ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average daily net assets)
   Management Fees(4)                                         1.25%               1.25%              1.25%          1.25%
   12b-1 Distribution Fees                                    none                0.25%              0.75%          0.75%
   Shareholder Servicing Fees                                 none                none               0.25%          0.25%
   Total Fund Operating Expenses                              1.25%               1.50%              2.25%          2.25%

Example of Expenses(5)
-------------------
You would pay the following expenses on a $1,000
investment, assuming (i) a 5% annual return and (ii)
redemption at the end of each time period:                   1 Year              3 Years            5 Years        10 Years
                                                             ------              -------            -------        --------
   CLASS A-I                                                  $62                  $88                $115           $194
   CLASS A-II                                                 $65                  $95                $128           $220
   CLASS B(6)                                                 $73                  $100               $140           $222
   CLASS C                                                    $43                  $80                $129           $266


-------------------------
(1) Sales charges may be reduced for certain large purchases or for certain institutional purchasers, see the section titled "Purchasing Shares."

(2) Long-term investors may ultimately pay more than the economic equivalent of the maximum front end sales charge otherwise permitted under the rules of the National Association of Securities Dealers, Inc.

(3) Class C shares redeemed prior to one year following purchase are subject to a 1.0% CDSC, based on the amount originally invested.

(4) The Management Company is responsible for all of the Trust Fund's operating expenses, without limitation, and, in exchange, is paid a fee equal to 1.25% of the Trust Fund's average daily net assets, per annum.

(5) Use of this assumed annual return of 5.0% is required by the Securities and Exchange Commission, and should not be considered indicative of past or future performance.

(6) Assumes conversion of the Class B shares on the sixth anniversary of purchase.


You would pay the following expenses on a $1,000
investment, assuming no redemption:                   1 Year        3 Years       5 Years       10 Years
                                                      ------        -------       -------       --------
   CLASS A-I                                           $62            $88          $115           $194

   CLASS A-II                                          $65            $95          $128           $220

   CLASS B(6)                                          $23            $70          $120           $222

   CLASS C                                             $33            $80          $129           $266

                              INVESTMENT OBJECTIVES

   Identified below in italics are the investment objectives of the Trust Fund, which may not be changed without a vote of a "majority in interest" of all shareholders, without regard to Class (when used in this Prospectus, this quoted language means the lesser of (a) 67% of the shares voting at a meeting at which more than 50% of all outstanding shares are represented, or (b) more than 50% of all outstanding shares).

   CONSERVATION OF CAPITAL. The Trust Fund seeks to conserve its Investors' capital by investing not less than 30% of the Trust Fund's assets in the equity securities of "financial institutions" (defined as companies which derive a significant portion of their income from dealing in money, credit, loans and insurance), and the remainder in the equity securities of a diverse portfolio of service and industrial enterprises generally regarded by the Management Company as "stable growth" companies; the Trust Fund cannot invest more than 25% of its assets in any one industry other than financial institutions. Since the Trust Fund's assets consist primarily of common stocks, the value of an investment will fluctuate in accordance with the market value of such stocks. Accordingly, in a declining market, the value of an investment in the Trust Fund's shares will decline and if the value of the investment declines below an Investor's cost, that Investor will incur a loss upon a redemption of shares.

   CAPITAL GROWTH. The Trust Fund seeks to provide capital appreciation consistent with prudent investment management practices by investing in the equity securities of financial institutions and other enterprises where the Management Company determines that a favorable relationship exists between the "value" of a security, as determined by an analysis of price/earnings ratios and certain other information, and its growth potential. In selecting an investment, the Management Company will take into consideration such factors as a company's management, growth prospects, business operations, revenues, earnings, cash flows and strength of the balance sheet, as well as other information which the Management Company may deem relevant, including size of the dividend, if any. The Management Company invests in the securities of those companies which show strong financial results coupled with good growth prospects and which the Management Company believes are well-managed. The Management Company may also invest in the securities of financial institutions which it believes may be the target of, or will benefit from, consolidation in the financial services industry. It is a fundamental investment policy of the Trust Fund that not less than 30% of the Trust Fund's assets will, at all times, be invested in the equity securities of financial institutions.

   DIVERSIFICATION AND CONCENTRATION. Financial institutions, such as banks and insurance companies, finance and engage directly in a broad range of economic activities, thus providing an element of diversification of investment risk. The Management Company believes that the performance of a business enterprise which participates in a broad range of economic activity, either through direct investment or indirect financing, will be less likely to rise or fall with the fortunes of any one type of business activity. Further, by investing in financial institutions which are active in different regions (or, in the case of large, "money center" banks, active internationally), the Management Company attempts to minimize the effect of economic conditions which may affect one region but not necessarily another.

-----------------------
(6) Assumes conversion of the Class B shares on the sixth anniversary of purchase.

   It is clear, however, that diversification of the character discussed above does not necessarily reduce or eliminate the risk inherent in an investment in a portfolio containing a substantial number of financial institution securities. Financial institutions, as a group, are subject to greater governmental regulation than many other industries, as well as capital risk (i.e., the risk that in periods of tight money or high inflation the cost to attract deposits will rise substantially), term and rate risk (i.e., the risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates against the security of assets, the valuations of which may fluctuate with economic conditions) and credit risk (i.e., the risk of lending money to borrowers who may or may not be able to pay), all of which may, from time to time, require substantial reserves against actual or anticipated losses. In addition, insurance companies and other financial institutions which hold large portions of their capital in marketable securities are subject to the risks of the securities markets. Further, industry consolidation and the erosion of the distinctions between banks and other less traditional financial institutions has resulted in increased, and increasing, competition. Increased competition, with attendant pressure on financial institution profitability, may also result from current legislative initiatives which would reduce the separation between the commercial and investment banking business and which, if enacted, could significantly impact the industry and the Trust Fund.

                             INVESTMENT POLICIES

   FUNDAMENTAL INVESTMENT POLICIES. The policies set forth in this subsection, as well as any other policy in this section specifically noted as such, are "fundamental investment policies" of the Trust Fund, and may not be changed without a vote of a majority in interest of the Trust Fund's shareholders. All other investment policies may be changed from time to time by the Trust Fund's Board of Trustees. Additional information concerning the Trust Fund's investment policies, including the Trust Fund's fundamental investment policies, may be found in the Statement of Additional Information.

   As described above, the Trust Fund invests not less than 30% of its assets in the equity securities of financial institutions. The Trust Fund will also invest in the common or preferred stocks, or securities convertible into common or preferred stocks, of non-financial institutions, general service and industrial enterprises regarded by the Management Company as "stable growth" companies. A reserve of cash may be maintained by the Trust Fund for the purpose of making such cash payments as may be required of it. Pending application or investment, cash reserves are commonly invested by the Trust Fund in repurchase agreements and other cash equivalents, such as liquid securities of the United States, securities issued by state governments or government agencies, certificates of deposit or other interest-bearing accounts and high-grade commercial paper.

   In addition to the securities of financial institutions and of service and industrial companies domiciled in the United States, the Trust Fund may invest in the American Depository Receipts ("ADRs") of certain international business enterprises. ADRs are securities representing an undivided fractional interest in a pool of securities issued by a non United States company and deposited in a trust for the benefit of the ADR holders. ADRs are registered with the Securities and Exchange Commission by the trustee (commonly a commercial bank) on behalf of the issuer, and are traded domestically on one or more of the securities exchanges.

   The Trust Fund may not invest 25% or more of its assets in any one industry other than financial institutions. Insofar as 80% of the Trust Fund's investment portfolio is concerned, the company must have been in existence for at least five years, have assets of more than $7,000,000, and have paid dividends in each of the five years immediately preceding investment. Investments may not be made in any one company in an amount greater than 5.0% of the total asset value of the Trust Fund, nor may the Trust Fund acquire more than 10% of the outstanding voting securities of any company.

   WRITING COVERED CALL AND PUT OPTIONS. Subject to certain limits, the Trust Fund may write (sell) covered "call" options on securities held by the Trust Fund for non-speculative or hedging purposes, may write covered "put" options on securities for the same purposes, and may enter into closing purchase transactions with respect to such options. The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. The exercise price of an option may be below, equal to, or above the current market value of the underlying securities at the time the option is written.

   Covered "put" options are defined as contracts entered into between the Trust Fund, as seller, and the Options Clearing Corporation, as agent for unaffiliated third parties, as purchaser, whereby the Trust Fund grants to the purchaser the right, for a defined period of time and at a set price, to sell specific securities to the Trust Fund. Similarly, covered "call" options written by the Trust Fund enable the purchaser of the option to obligate the Trust Fund, for a defined period of time and at a set price, to sell specific securities held in the Trust Fund's investment portfolio. It should be noted that, so long as its obligation as a call option writer continues the Trust Fund in return for the premium, has given up the opportunity for profit from a price increase in the underlying security above the exercise price and has retained the risk of loss should the price of the security decline. As a call option writer, the Trust Fund has no control over when it may be required to sell the underlying securities.

   It is a fundamental investment policy of the Trust Fund that, so long as the Trust Fund remains obligated as a writer of a put option, it will maintain in a segregated account cash, U.S. Treasury securities, or high-grade short term debt securities in an amount equal to or greater than the nominal value of the option (call options are backed by actual securities held in the Trust Fund's investment portfolio). The Trust Fund does not write "naked" or uncovered options. Also, it is a fundamental investment policy that the Trust Fund will not write options if (i) the aggregate value of the purchase obligations underlying all unexpired put options written by the Trust Fund (which positions are marked-to-market daily) exceeds 10% of the net asset value of the Trust Fund, and (ii) the nominal value of the Trust Fund's unexpired call options exceeds 25% of the net asset value of the Trust Fund, provided that the total amount of such positions at no time may exceed 35% of the Trust Fund's net asset value.

   LENDING PORTFOLIO SECURITIES. The Trust Fund may lend its portfolio securities in accordance with applicable regulatory requirements. Such loans may be made only to banks and member firms of the New York Stock Exchange determined by the Management Company to present minimal credit risk, and must be secured by collateral at least equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, debt securities issued or guaranteed by the United States Government or its agencies, irrevocable standby letters of credit issued by banks determined by the Management Company to present minimal credit risk, or any combination thereof. It is a fundamental investment policy of the Trust Fund to limit the quantity of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed one third of the value of the Trust Fund's net assets.

   During the existence of a loan, the Trust Fund will continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. In addition, the Trust Fund will be entitled to receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on
the government securities.   Under the terms of its securities loans, the
Trust Fund has the right to call the loan and obtain the securities loaned at any time from the borrower within three trading days notice. Voting rights may pass with the lending of securities. However, the Trust Fund will be obligated either to call the loan in time to vote or consent or otherwise obtain rights to vote or consent, if a material event affecting the investment is expected to occur. The Trust Fund may pay reasonable finder's, custodian and administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will be made only when, in the judgment of the Management Company, the income to be generated by the transaction justifies the attendant risks.

   REPURCHASE AGREEMENTS. The Trust Fund may enter into repurchase agreements with banks and member firms of the New York Stock Exchange determined by the Management Company to present minimal credit risk. A repurchase agreement is a contract under which the Trust Fund acquires United States Government securities for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and the Trust Fund to resell the security at a fixed time and price (representing the Trust Fund's cost plus interest). The Trust Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Trust Fund is delayed or prevented from exercising its rights to dispose of the collateral.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

   DISTRIBUTIONS OF INCOME AND CAPITAL GAINS. Unless the Trust Fund receives a specific written instruction to the contrary, all income on portfolio securities and realized net capital gains are reinvested in additional shares of the same class for the account of each Investor without the imposition of an additional sales charge (see the preceding table titled "Summary of Fees and Expenses"). It should be noted that, notwithstanding the reinvestment of income and capital gain items, the amount of the net investment income or gain will nevertheless be includable in the Investor's gross income as ordinary income or capital gain for tax purposes.


   All available net investment income and net realized gains from operations, if any, are usually distributed the last business day of February, May, August and December, and are distributed proportionately to the account of each Investor on the basis of the number of shares credited to each account relative to the total number of shares outstanding as of the close of business on the previous day. The amount so distributed is immediately reinvested in additional shares at the net asset value per share on that day, calculated by including the distribution. Realized net capital gains, if any, from securities held for more than one year, are allocated proportionately to the account of each Investor in the same manner as net investment income, once annually, usually on the last business day of November, and are distributed to each Investor's account as soon as possible, but not later than December 31. Realized net capital gains, if any, from securities held one year or less, are allocated proportionately to the account of each investor once annually as of the last business day of December, and are distributed to each investor's account as soon as possible.


   FEDERAL TAX MATTERS. The Trust Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. So long as the Trust Fund so qualifies, it will pay no separate federal income tax on the income and gains distributed to Investors. For federal income tax purposes, distributions from the Trust Fund's net investment income and net realized short-term capital gains are taxable as ordinary income. Distributions from net realized long-term capital gains are taxable as long-term capital gain, regardless of how long the Investor may have held his or her shares.

Investors will be notified annually by the Trust Fund as to the federal income tax status of distributions made by the Trust Fund. The maximum federal capital gain rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held for more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions are taxable to Investors currently even though reinvested in additional shares. Investors not subject to tax on their income generally are not required to pay tax on amounts distributed to them. Redemptions of shares, as well as transfers between accounts, may be taxable sales which may result in the recognition of taxable gain or loss for federal income tax purposes. Redemptions and distributions may also be subject to state and local income taxes.

   The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Trust Fund and its Investors and is only accurate as of the date of this Prospectus. See "Additional Federal Income Tax Information" in the Statement of Additional Information. No attempt is made to present a detailed explanation of the income tax treatment of the Trust Fund or its Investors and this discussion is not intended as a substitute for careful tax planning. ACCORDINGLY, POTENTIAL INVESTORS IN THE TRUST FUND ARE URGED TO CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

                           FINANCIAL HIGHLIGHTS

   The information set forth in this table for 1996 and 1997 was audited by Deloitte & Touche LLP, independent certified public accountants and from 1992 -- 1995 was audited by other auditors. Deloitte & Touche LLP's independent auditors report is incorporated by reference in the Statement of Additional Information.


                                                               CLASS A-I                          CLASS A-II  CLASS B(1) CLASS C(1)
YEARS ENDED DECEMBER 31                          1997    1996    1995    1994    1993    1992    1997  1996(2)   1997       1997
                                                ------  ------  ------  ------  ------  ------  ------ -------  ------     ------
SELECTED PER SHARE DATA
(For one share outstanding during the period):

Net asset value, beginning of
   period                                        $4.86   $4.58   $3.55   $3.83   $3.68   $2.90   $4.86  $4.73    $5.41      $5.41
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS:

   Net investment income                          0.08    0.09    0.10    0.09    0.07    0.06    0.07   0.07     0.01       0.01

   Net realized and unrealized
      gain (loss) on
      investments                                 2.07    1.16    1.68   (0.13)   0.29    0.92    2.07    1.01    1.53       1.54
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
    Total from investment
      operations                                  2.15    1.25    1.78   (0.04)   0.36    0.98    2.14    1.08    1.54       1.55
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
LESS DISTRIBUTIONS TO INVESTORS:

   Dividends from net
      investment income                         (0.08)  (0.09)  (0.10)  (0.09)  (0.07)  (0.06)  (0.06)  (0.07)  (0.02)     (0.02)
   Distributions from capital
      gains                                     (0.48)  (0.88)  (0.65)  (0.15)  (0.14)  (0.14)  (0.48)  (0.88)  (0.48)     (0.48)
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
      Total distributions                       (0.56)  (0.97)  (0.75)  (0.24)  (0.21)  (0.20)  (0.54)  (0.95)  (0.50)     (0.50)
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
Net asset value, end of period                   $6.45   $4.86   $4.58   $3.55   $3.83   $3.68   $6.46   $4.86   $6.45      $6.46
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
TOTAL RETURN(3)                                  44.8%   27.4%   49.9%  (1.5%)    9.3%   33.9%   44.6%   22.8%   28.9%      29.1%
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in
   millions)                                    $1,049    $769    $614    $410    $414    $345     $85     $18     $16         $1
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
Ratios to average net assets:
   Expenses(4)                                   1.25%   1.20%   1.03%   0.94%   1.02%   0.99%   1.50%   1.48%   2.22%      2.25%
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
   Net investment income                         1.38%   1.82%   2.25%   2.27%   1.69%   1.73%   1.11%   1.77%   0.30%      0.30%
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
Portfolio turnover rate                          63.0%  140.2%   93.5%   25.2%   28.7%   33.4%   63.0%   95.8%   63.0%      63.0%
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
Average commission rate paid(5)                  $0.07   $0.03     -       -       -       -     $0.07   $0.03   $0.07      $0.07
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------
                                                ------  ------  ------  ------  ------  ------  ------  ------  ------     ------

-------------------------------------

(1) No Class B or C shares were sold prior to May 1, 1997. For the period May 1, 1997 (commencement of operations) to December 31, 1997

(2) For the period May 1, 1996 (commencement of operations) to
    December 31, 1996

(3) Sales loads are not reflected in total return.

(4) The Management Company is responsible for all of the Trust Fund's operating expenses, without limitation and in exchange, is paid a fee equal to 1.25% of the Trust Fund's average daily net assets, per annum, without further compensation or reimbursement for any cost or expense attributable to the operation of the Trust Fund.

(5) The Trust Fund is required to disclose its average commission rate paid for years beginning on or after January 1, 1996. The average commission rate attributable to the Class A-I, A-II, B & C shares in 1997 was $0.07. Prior to April 1, 1996, the Management Company received an investment advisory fee of 0.60% per annum of the Trust Fund's net assets plus reimbursement of certain expenses attributable to the operation of the Trust Fund.

                        PURCHASING SHARES

    The Trust Fund currently offers four classes of shares, each of which is subject to different sales, distribution and shareholder servicing charges. Each class is offered on a continuous basis to the public at its respective net asset value (plus applicable sales charge), which values are determined as of the close of business on each business day. COMPLETED APPLICATIONS MUST BE RECEIVED BY THE TRUST FUND BEFORE 1:00 PM PACIFIC TIME ("PT") TO BE EXECUTED AT THE NET ASSET VALUE CALCULATED ON THE DAY OF RECEIPT.
Investments in the Trust Fund's shares may be made for a minimum initial investment of $200 and minimum subsequent investments of $50. All orders and instructions must be in writing, specifying which class of shares is intended for purchase (account applications which do not specify which class of shares are desired will be considered an order for Class A-II shares) and must be accompanied by proper payment, by check payable to the Trust Fund and denominated in United States dollars. Please note that the Trust Fund does not accept third-party checks for deposit. The check payee on the front of the check must be payable to SIFE Trust Fund, and cannot be endorsed to SIFE Trust Fund on the back of the check.

         CLASS A-I SHARES. Class A-I shares are offered at net asset value per share plus an initial sales charge, which may range from -0- to 5.0% of the public offering price (5.26% of the amount invested, net of sales charges), depending upon the amount purchased; this initial sales charge may be reduced or waived for certain purchasers. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996, (ii) directors, employees and registered representatives of the Management Company and the Trust Fund, and immediate family members, and (iii) certain investors as described in the section titled "Sales Charge Waivers."


         CLASS A-II SHARES. Class A-II shares are offered at net asset value per share plus an initial sales charge, which may range from -0- to 5.0% of the public offering price (5.26% of the amount invested, net of sales charges), depending upon the amount purchased; this initial sales charge may be reduced or waived for certain purchasers. The Class A-II shares are subject to an annualized distribution fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class A-II shares. Due to the imposition of the distribution fee, the Class A-II shares will have a greater overall expense ratio than the Class A-I shares and will pay lower dividends per share than the Class A-I shares.

         CLASS B SHARES. Class B shares are offered at net asset value per share, without a sales charge, therefore the entire amount is immediately invested in that Investor's Class B account. Class B shares are subject to an annualized distribution fee of 0.75%, an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class B shares and are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% of the original purchase price if redeemed within six years of purchase (no CDSC is imposed on Class B shares purchased through the reinvestment of distributions). Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the purchase price. The higher distribution fees and the shareholder servicing fees paid by the Class B shares should cause the Class B shares to have a higher overall expense ratio and therefore to pay lower dividends than the Class A-I and Class A-II shares.

         CLASS C SHARES. Class C shares are offered at net asset value per share plus an initial sales charge of 1.0% of the public offering price. Thereafter, Investors "pay as they go" in the form of a pro rata annualized distribution fee of 0.75% and a pro rata annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class C shares. Class C shares have no conversion feature and any shares redeemed prior to one year following the initial purchase are subject to a 1.0% CDSC. The higher distribution fees and the shareholder servicing fees paid by the Class C shares should cause the Class C shares to have a higher overall expense ratio and therefore to pay lower dividends than the Class A-I and Class A-II shares.


     FACTORS TO CONSIDER IN CHOOSING A PARTICULAR CLASS OF SHARES. In deciding which class of the Trust Fund's shares to purchase, prospective Investors should consider, among other factors, the amount and intended length of their investment. Investors who prefer not to pay an initial sales charge and who intend to hold their investment for a minimum of six years may wish to consider Class B shares. Investors who prefer to pay a reduced initial sales charge but who are unsure of their intended holding period may wish to consider Class C shares.

    Over time, the cumulative expense of the higher distribution and shareholder servicing fees associated with the Class B and Class C shares may be expected to approximate or exceed the expense of the lower distribution fee and applicable initial sales charge associated with the Class A-II shares. Thereafter, Class C shares (and unconverted Class B shares, if applicable) would experience higher cumulative expenses. Investors who expect to maintain their investment in the Trust Fund over the long term might elect to purchase Class A-II shares, even if the size of the purchase does not qualify for a reduction in sales charge, because the indirect cost of the higher fees associated with Class B and Class C shares may outweigh the benefit of having all their invested dollars put to work immediately.
Any positive return on this initial investment advantage could offset the higher fees associated with the Class B and Class C shares; however, because the Trust Fund's future returns cannot be predicted, there can be no assurance that a positive return will be achieved.

    INITIAL SALES CHARGE ALTERNATIVE: CLASS A-I AND CLASS A-II SHARES. A sales charge of up to 5.0% of the public offering price (5.26% of the amount invested, net of sales charges) may be charged to the Investor to cover sales commissions and certain selling expenses. The sales charge is made at the time of the initial investment and upon each subsequent investment (no sales charge is assessed upon the reinvestment of income or capital gains distributions). The schedule of sales charges applicable to both Class A-I and Class A-II shares is as follows:


  AGGREGATE AMOUNT                                                 CONCESSIONS TO
PURCHASED (INCLUDING    SALES CHARGE AS     SALES CHARGE AS    SELECTED BROKER/DEALERS
     AMOUNT OF          A PERCENTAGE OF   A PERCENTAGE OF THE    AS A PERCENTAGE OF
  CURRENT PURCHASE)   THE OFFERING PRICE  NET AMOUNT INVESTED    THE OFFERING PRICE
--------------------  ------------------  -------------------  -----------------------
       $0 - $99,999         5.0%                 5.26%                 4.75%
$100,000 - $249,999         4.0%                 4.17%                 3.80%
$250,000 - $499,999         3.0%                 3.09%                 2.85%
$500,000 - $999,999         2.5%                 2.56%                2.375%
$1,000,000 and over         None                  None                   *

-----------------------
* For an investment of this magnitude the Management Company may pay, from its own resources, a one-time fee of 0.60% of the invested amount to the selling broker/dealer.

    SALES CHARGE WAIVERS. Class A-I shares may be purchased without the imposition of sales charges by any current or retired director, Trustee, officer, employee or registered representative of the Management Company or the Trust Fund, as well as the spouse, child, parent, or any immediate family member of any of the foregoing and any employee benefit plan or payroll deduction plan established by or for such persons.

    Subject to approval by the Management Company sales charges do not apply to Class A-II shares of the Trust Fund purchased:

 (1) by a federal, state, or local governmental agency or authority prohibited by law from paying certain front-end sales charges (governmental agencies or authorities prohibited by law from paying distribution fees are entitled to purchase Class A-I shares);

 (2) in accounts which a bank, investment-advisor or broker-dealer charges an advisory, account management or administration fee, provided the bank or broker-dealer has an agreement with the Management Company;

 (3) by registered representatives, bank trust officers and other employees (and their immediate families) of investment professionals having agreements with the Management Company, provided shares are not resold except to the Trust Fund;

 (4) by a charitable organization, charitable remainder trust or life income pool established for the benefit of a charitable organization (all as defined by Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

 (5) by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans which have more than 25 participants or $1,000,000 or more invested in the Trust Fund;

 (6) by a single account covering a minimum of 25 participants or $1,000,000 or more invested in the Trust Fund and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code;

 (7) by a trust institution (including bank trust departments) investing $250,000 or more on their own behalf or on the behalf of others;

 (8) by an account as to which a bank, broker-dealer, third party administrator or investment adviser charges an account management fee, provided the foregoing has an agreement with the Management Company; or

 (9) by "wrap program investors" with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer.

     Investors eligible for sales charge waivers should be aware that under the Trust Fund's Rule 12b-1 Plan, bank trust departments, wrap program sponsors, or broker-dealers are entitled to payments under the 12b-1 Plan in addition to the charges or fees that the bank trust department, program sponsor, or broker-dealer may charge in asset-based or other fees. Investors should discuss these charges with their bank trust department, wrap program sponsor, or broker-dealer, and generally weigh the benefits of these programs against the total annual expenses paid. Such sales charge waiver programs (a.k.a. "NAV purchase programs") are subject to prior approval by the Management Company, minimum purchase requirements as to the amount of purchase, as well as other investment limitations which may be established from time to time by the Management Company and which may be discontinued without prior notice. For further information please contact the Distribution Division of the Management Company at 1-888-700-7433.


     CLASS A-I AND CLASS A-II RIGHTS OF ACCUMULATION. Generally, the amount of any sales charge assessed in connection with an initial purchase of Class A-I or Class A-II shares is based upon the dollar amount of such investment. The sales charge for subsequent investments may be reduced if the Investor's account value at the time of the investment plus the amount to be purchased reaches certain breakpoints. Accounts may be linked for the purpose of determining whether such breakpoints are reached if such accounts are (1) identified by the same Social Security or tax identification number, (2) owned by the Investor's spouse, minor children or any corporations 100% owned by such Investor, or
(3) fiduciary accounts (such as IRA or employee benefit plan accounts) controlled by such Investor. Purchases made through omnibus accounts established for financial intermediaries are not eligible for any rights of accumulation.


     CLASS A-I AND CLASS A-II LETTERS OF INTENTION. An Investor purchasing Class A-I or Class A-II shares may qualify for a reduced sales charge by signing a nonbinding Letter of Intention and Price Agreement ("LOI") in which the Investor states his or her intention to invest during the 13 months following execution of the LOI, a specified amount which, if made at one time, would qualify for a reduced sales charge. A LOI may be signed at any time and thereafter each additional investment (plus all investments made up to 90 days prior to the execution of the LOI) will be entitled to the sales charge applicable to the level indicated in the LOI. For purposes of establishing a volume purchase discount level in computing sales charges, an accumulation credit is given for volume purchases of Class A-I and Class A-II shares. The credit given toward the completion of the investment intention specified in the LOI is the account value as of the time of execution of the LOI plus additional net purchases (purchases less redemptions) between the date of the LOI and the expiration of the thirteen month investment period of the LOI. Note that investment appreciation and/or distributions are credited up to the date of the LOI, but only net purchases are credited afterwards. Example A: An investor initially invests $50,000. Six months later the investor's account is valued at $53,000 and the investor submits a LOI for $100,000. At the end of the thirteen-month investment period allowed by the LOI, the account value increases to $65,000 from appreciation and distributions, but with no new investments. To meet the original terms of the LOI, the investor needs to invest the remaining difference of $47,000 ($100,000 less $53,000). Example B: An investor invests $50,000 and simultaneously submits a LOI for $100,000. The value of the account drops to $48,000 with no account activity. The investor needs to invest only $50,000 to meet the original terms of the LOI. Example C: An Investor invests $10,000 with a LOI for $100,000. During the thirteen month investment period the investor makes ten investments of $5,000 each, or $50,000 additional.
The investor also makes several redemptions which total $50,000. Since the investor's net investment is $10,000, the investor needs to invest an additional $90,000 ($100,000 less $60,000 plus $50,000) to meet the terms of the $100,000 LOI. Note that no retroactive adjustment of the sales charge will be made for investments made more than 90 days prior to such execution. If the Investor does not satisfy the investment commitment specified in the LOI within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased. Only one LOI with respect to any Investor may be in effect at any time. However, if a "break point," for purposes of reduced sales charges, specified in any LOI has been reached and the Investor wishes to contribute additional sums into any qualifying account, an amended LOI, identifying different break points and sales charges, may be submitted. The Management Company will hold in escrow an amount of shares equal to five percent of the total intended purchase, as identified in any LOI, to cover additional sales charges which may be due if the total investments over the statement period are insufficient to qualify for the reduced charges set forth in such LOI.


     DEFERRED SALES CHARGE ALTERNATIVE: CLASS B SHARES. Investors may choose to purchase Class B shares of the Trust Fund at net asset value per share, without the imposition of an initial sales charge. Class B shares offer an Investor the advantage of having the entire amount invested immediately in the Trust Fund. However, such Class B shares are subject to a contingent deferred sales charge which declines from 5.0% to zero over a six-year term. The Class B shares are subject to an annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class B shares until the expiration of the six-year CDSC term, at which time the Class B shares automatically convert to Class A-II shares on the basis of relative net asset values. The Class A-II shares are subject to a pro rata annualized distribution fee of 0.25% of the average daily net assets, and are not subject to an investor servicing fee.

     Class B shares which are redeemed prior to the sixth anniversary of their purchase will be subject to a contingent deferred sales charge at the rates set forth below. The CDSC is calculated based on the lesser of (i) the original cost of the shares being redeemed or (ii) the net asset value of such shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC is imposed on Class B shares purchased through the reinvestment of dividends or other distributions.

     In determining whether a CDSC is applicable to a redemption of Class B shares, the calculation will be made in a manner which results in the lowest rate being charged. Thus, redemptions will be processed, first from Class B shares representing capital appreciation, second from Class B shares acquired through the reinvestment of dividends and distributions, and third from Class B shares held for the longest period of time.


                                       Contingent Deferred Sales Charge
     Number of Years Since Purchase   (as a percentage of dollar amount)
     ------------------------------   ----------------------------------
     First . . . . . . . . . . .                    5.0%
     Second. . . . . . . . . . .                    4.0%
     Third . . . . . . . . . . .                    3.0%
     Fourth. . . . . . . . . . .                    3.0%
     Fifth . . . . . . . . . . .                    2.0%
     Sixth . . . . . . . . . . .                    1.0%
     Seventh and thereafter. . .                    -0-


     The Management Company will pay from its own resources commissions of up to 4.0% of the amount purchased to broker/dealers selling Class B shares.
The CDSC and higher distribution and investor servicing fees attributable to the Class B shares will be used, in whole or in part, by the Management Company to defray distribution and investor servicing related expenses incurred by the Management Company in connection with the sale of the Class B shares.

     "PAY-AS-YOU-GO" ALTERNATIVE: CLASS C SHARES. Investors electing to purchase Class C shares will pay a sales charge of 1.0% of the amount purchased and if the Class C shares are redeemed prior to the expiration of one year from the date of purchase, a CDSC of 1.0%. Class C shares are not eligible for conversion to Class A-II shares and will be subject to a continuing annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class C shares.


     SYSTEMATIC PURCHASE PLAN. Investors wishing to purchase shares on a continuous basis may elect to make additional purchases (minimum of $50) automatically on a monthly or quarterly basis by electronic funds transfer from the shareholder's bank account by completing the appropriate portions of the Account Application. Systematic Purchase Plans will take effect the month following the completion of an application to participate in the plan. A shareholder enrolling in a systematic purchase program may terminate his or her participation at any time.


     RIGHT TO DESIGNATE A BENEFICIARY. The Trust Fund permits an owner of a personal account (e.g., an account other than an IRA or other tax-qualified account) to specify a beneficiary, in effect creating an instrument of trust which may, under certain circumstances, provide for a post-mortem transfer of the shares so specified outside of the probate process. However, because laws vary by jurisdiction, each Investor should consult his or her tax and/or estate planning advisor to determine whether it is advisable for such Investor to designate a beneficiary and whether such a designation will, in fact, result in an effective post-mortem transfer of such shares outside of the probate process. Please note that shares transferred to beneficiaries maintain the same share class as prior to the transfer.

     DISTRIBUTION AND SHAREHOLDER SERVICING PLANS. The Trust Fund has adopted distribution plans pursuant to Rule 12b-1 with respect to each of the Class A-II, Class B and Class C shares, which plans provide for expenditures of 0.25%, 0.75% and 0.75% respectively, of the average daily net asset value of each class to pay for the expenses of distributing the shares of such class. In addition, the Class B and Class C distribution plans provide for expenditures of 0.25% of the average daily net asset value of each class to pay for the expenses of servicing the accounts of Class B and Class C shareholders. Payments under each distribution plan are payable to the Management Company, which may reallow all or part of such distribution plan payments as commissions for shares sold or payments for accounts serviced to broker/dealers and others participating in the distribution of such shares.

                          REDEEMING SHARES

     An Investor may redeem shares, either directly or pursuant to a regular program of periodic redemptions on any business day that the New York Stock Exchange is open by giving written notice to the Management Company. Shares may also be redeemed through certain broker/dealers, financial institutions or service organizations, which may charge a fee which would otherwise not be payable if such shares were redeemed directly from the Trust Fund. REDEMPTIONS RECEIVED AFTER 1:00 PM PT WILL BE PRICED AT THE NET ASSET VALUE DETERMINED AS OF THE CLOSE OF BUSINESS ON THE BUSINESS DAY FOLLOWING RECEIPT.

     Redemptions will be effective at the net asset value per share next determined after the receipt by the Management Company, the Transfer Agent, other broker/dealer or financial intermediary of a written redemption request in proper form. A redemption request must identify the account, state the number of shares or dollar amount to be redeemed and must be signed by each registered owner exactly as the account is registered. The Management Company or the Transfer Agent will normally send redemption proceeds (less any applicable CDSC in the case of Class B or Class C shares) on the next business day following a redemption request, but in any event redemption proceeds will be sent within seven calendar days of receipt of a redemption request in proper form. Redemptions of $5,000 or more may also be made by wire transfer directly to any bank previously designated by the shareholder on the account application. A request for redemption by wire transfer must be received prior to 1:00 pm PT to be processed on the next business day.
The Management Company does not, at present, impose any fee for redemptions made by wire from any account, however the Management Company has reserved the right to impose such a fee in the future. Shareholders redeeming by wire may be required to pay such fees as may be imposed by the shareholder's bank for wire service.

     The Trust Fund will satisfy all redemption requests in cash, so long as the payments would not, in the opinion of the Trustees, require the Trust Fund to sell assets under disadvantageous circumstances or under conditions which are to the detriment of the remaining shareholders of the Trust Fund. The Trust Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when trading on the New York Stock Exchange is restricted or suspended, or at any time during which an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal by the Trust Fund of its securities or determination of the fair value of its assets is not reasonably practicable, or otherwise as the Securities and Exchange Commission may by order or permit for the protection of Investors.

     MINIMUM BALANCE. Due to the relatively high cost of maintaining smaller accounts, the Trust Fund reserves the right to make involuntary redemptions of all shares in any account (other than the account of a shareholder who is a participant in a tax-qualified retirement plan) if at any time the total investment does not have a value of $200. Before any such involuntary redemption the Investor will be notified that the value of his or her account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to at least $200 before the redemption is processed.

     REPAYMENT PRIVILEGE AFTER PARTIAL REDEMPTION: An Investor holding Class A-I or Class A-II shares has the privilege of reinvesting an amount representing previous redemptions into any account of the same class without any sales charge or other fee being assessed, provided that the total amount redeemed is replaced in one or more purchases of at least $50 each and further provided that such purchases are clearly identified as replacements of previous redemptions. This repayment privilege only applies to partial redemptions in accounts containing a minimum of $200 in value remaining and not to a complete redemption and termination of an account. It should be noted that, for income tax purposes, a partial redemption is considered a sale of the Investor's Class A-I or Class A-II shares and may result in taxable gain or loss to the Investor. This privilege of repaying partial redemptions without charge may be terminated by the Trust Fund at any time by giving each Investor at least 90 days written notice, but any such termination will apply only to redemptions made after the effective date of the termination.

     WAIVER OF CLASS B AND CLASS C CDSC. The contingent deferred sales charge applicable to redemptions of Class B and Class C shares will be waived by the Trust Fund (i) following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder, if such redemption is made within one year of death or disability, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) if such a withdrawal is made under a systematic withdrawal plan, provided that such a systematic withdrawal is limited to no more than 12% of the annual beginning account value, (iv) if such a withdrawal (in the case of Class B shares only) is followed by a reinvestment in Class B shares within 60 days of the initial redemption (this permits a redeeming Investor to change his or her mind and recover from the Trust Fund the CDSC paid upon such Investor's redemption), and (v) in the case of tax-exempt employee benefit plans, if the Internal Revenue Service or the Department of Labor, as the case may be, determines by rule or regulation that continuation of the investment in such shares would be improper. To the extent that the CDSC is waived pursuant to (iv) (which privilege may not be extended more than once), the CDSC period applicable to the reinvestment shares will be extended by the number of calendar days between the original redemption date and the reinvestment date.

     SIGNATURE GUARANTEE. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required for all redemption requests for (i) amounts of $50,000 or more, (ii) checks made payable to someone other than the account holder(s), (iii) checks mailed to an address different than the address of record for the account, and (iv) if the account registration has changed within the past 30 days. A signature guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, broker/dealer or other eligible financial institution. Notary public endorsements will not be accepted as a substitute for a signature guarantee. Additional documentation may be required for redemptions made by corporations, executors, administrators, trustees, guardians and qualified plan administrators.


     REDEMPTION BY TELEPHONE. Telephone redemption and exchange privileges are automatically elected when an account is opened unless the shareholder requests on the new account application not to have telephone redemption privileges. Shareholders may also either initiate or terminate telephone privileges after an account has been opened by obtaining and returning a completed Account Service Option

Agreement Form to SIFE Trust Fund, P.O. Box 8244, Boston, MA 02266-8244.
Once a telephone privilege election is active, an investor may exchange or redeem shares up to $50,000 in value, by calling 1-800-231-0356 toll free during normal business hours. Note that redemption requests made after 1:00 PM Pacific Time will be processed at the next-determined NAV. A telephone redemption must be made payable to and addressed identically to the ownership name(s) and address of record. A signature-guaranteed authorization by the shareholder(s) is required to: 1) redeem or transfer more than $50,000, 2) change the bank or account designated to receive a wire transfer, 3) send a redemption to a different address from the address of record, or 4) send a redemption to an address of record that has been changed within the prior 30 days. Please note that Federal fund wire transfers are only an option for financial institutions that are members of the Federal Banking System.


     Neither the Trust Fund nor the Management Company will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone requests are genuine, the Management Company will use procedures that are considered reasonable, including requesting a shareholder to state his or her account number, the name in which the account is registered, the Social Security or Taxpayer Identification Number, banking institution and account number, and such other information as may appear necessary or appropriate to verify the identity of the requesting shareholder. The Trust Fund and the Management Company reserve the right to refuse to honor a telephone or wire redemption request if it is believed advisable to do so. Procedures for redeeming shares may be modified or terminated at any time by the Trust Fund after at least 30 days' prior written notice to the shareholders.

     SYSTEMATIC WITHDRAWAL PLAN. The Trust Fund offers a systematic withdrawal plan which permits shareholders to receive (either by check or by electronic funds transfer) periodic payments of $100 or more from the shareholder's account, either on a monthly or a quarterly basis. Shares of the applicable class will be redeemed as required. (Under a systematic withdrawal plan Class B and C shares may not be subject to a Contingent Deferred Sales Charge (CDSC). For further information please see the paragraph titled "WAIVER OF CLASS B AND CLASS C CDSC" elsewhere in this section).

     Purchases of Class A-I or Class A-II shares, while a systematic withdrawal plan is in effect, may be disadvantageous because of the imposition of sales charges on new purchases. Further, depending upon the shareholder's tax basis, purchase of any shares of any class while a systematic withdrawal plan is in effect, whether directly or through the reinvestment of dividends and distributions, may have adverse tax consequences. Finally, shareholders should be aware that, to the extent that withdrawals exceed purchases plus reinvestments, a systematic withdrawal plan will ultimately exhaust the value of the subject account.

                  CALCULATION OF NET ASSET VALUE

     The total net asset value of the Trust Fund is computed on each business day for the New York Stock Exchange, as of the closing of that Exchange (usually 1:00 p.m. Pacific Time). No valuation is made, therefore, on weekends, customary holiday closings or under any emergency circumstances as determined by the Securities and Exchange Commission. The Trust Fund's portfolio value is calculated by adding together the values of all securities, based on their closing prices on the exchange on which they are primarily traded, or at the last available sale price, or if unavailable for any reason, at the closing bid price. The total net asset value is then determined by adding the portfolio value to the value of all other Trust Fund assets, and subtracting all liabilities and necessary reserves. A pro rata portion of the management fee of 1.25% of average net assets per annum is accrued daily.

     The net asset value ("NAV") per share of each class of shares is calculated by dividing the total value of all assets attributable to such class by the number of shares of such class then outstanding. The net asset values per share of the Class B and Class C shares are generally expected to be the same. The net asset value per share of the Class A-I shares is expected to be higher than the net asset value per share of the Class A-II shares due to the daily expense accrual of the distribution fee attributable to the Class A-II shares. Similarly, the net asset value per share of the Class A-II shares is expected to be higher than the net asset values per share of the Class B and Class C shares due to the higher daily expense accruals of the distribution fees, as well as the shareholder servicing fees, imposed on the Class B and Class C shares.

          MANAGEMENT'S DISCUSSION OF TRUST FUND PERFORMANCE

     The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997, and operates as an open-end diversified management investment company offering its shares on a continuous basis to the public. The Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 which has been offering its securities, and conducting operations as a mutual fund, since July 2, 1962. The Management Company is the investment adviser and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund.

     The Trust Fund's Board of Trustees, the members of which are elected by the Trust Fund's shareholders, establishes investment and other material policies and has overall responsibility for the business and affairs of the Trust Fund. Mr. Michael Stead, the Management Company's Chief Investment Officer, has held primary responsibility for the day-to-day management of the Trust Fund's portfolio since May 1995. From 1984 through May 1995, the Trust Fund's investment portfolio was managed by Mr. Sam A. Marchese, then President and Chief Executive Officer of the Management Company. From September 1988 until his assumption of the Trust Fund's investment management activities, Mr. Stead held a variety of increasingly responsible domestic and international positions with Bank of America, N.T. & S.A., most recently as Senior Credit Officer for the Capital Markets Division.

     Subject to policy established by the Trust Fund's Board of Directors, the administration and management of the daily affairs of the Trust Fund are performed by the Management Company pursuant to an Investment Advisory Agreement between it and the Trust Fund. Fees for all investment advisory services rendered by the Management Company are included in the management advisory fee of 1.25% per annum payable to the Management Company by the Trust Fund. The management advisory fee is calculated based on net assets accrued daily and paid monthly.


     Pursuant to an Investment Advisory Agreement, all fees and expenses incurred in connection with the Trust Fund's operations are borne, without limitation, by the Management Company in return for an all-inclusive fee of 1.25% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1997, the Trust Fund paid the Management Company $11,960,037.

     Generally, 1997 performance reflected the strong overall performance of the stock market. The positive domestic (and to a lesser extent, international) economic environment, coupled with relatively low inflation, resulted in an annual compounded total return of 44.8% for Class A-1 shares, 44.6% for Class A-2 shares, 28.9% for Class B shares, and 29.1% for Class C shares (Class B and C shares were first offered on May 1, 1997). These total return figures do not reflect effect of sales charges. The combination of steady economic growth coupled with low inflation permitted the Federal Reserve Board to leave interest rates mostly unchanged throughout 1997.

     For the third year in a row the stocks of financial institutions, particularly banks, outperformed the general stock market.


     The Trust Fund's decision to continue investing in financial stocks in 1997 stemmed from a positive economic outlook as well as continued strengthening of the financial fundamentals for banks, thrifts and other financial institutions. A strong economy combined with relatively little inflation made for an environment that attracted investors into equities and mutual funds at historic rates. As of December 31, 1997, the Trust Fund had 92.1% of the portfolio's assets invested in financial industry stocks. This was up from 75.6% as of December 31, 1996, as the Trust Fund dedicated more of its assets to the financial industry.

     TURNOVER RATE: During 1997 the Trust Fund's turnover rate was 63.0%, down from 140.2% in 1996. The decrease in the turnover rate reflects decreased activity in the Trust Fund's portfolio trading. This decrease in activity was expected since the previous higher turnover rate was the result of repositioning of the portfolio. Accordingly, capital distributions decreased in 1997.

     CASH POSITION: A decision was made during 1997 to decrease the cash position. This decision was made as part of an investment strategy to remain invested in equities while still maintaining sufficient cash to take advantage of any market corrections or weaknesses in the stock of investment candidates. The stock market posted strong returns and the economy continued to grow moderately with little inflation and low interest rates making the Trust Fund's decreased cash position prudent. The cash and cash equivalents on December 31, 1997, were 5.5% of the portfolio assets of the Trust Fund, as compared to 13.5% on December 31, 1996.

     PERFORMANCE DURING THE YEAR: The Management Company's strategy proved beneficial to the Trust Fund's performance throughout the year. The bank sector outperformed many other market sectors. Banks and financial institutions continued to post strong earnings growth throughout the year. Many of these companies found themselves in strong enough financial condition that many raised dividends or announced stock buyback programs. Furthermore, consolidation among financial institutions remained a driving force among the stocks of financial institutions.

     NON-FINANCIAL INDUSTRY INVESTMENTS: The Management Company decreased the level of non-financial industry stocks held in the Trust Fund's portfolio in 1997. On December 31, 1997, the level of non-financial investments were 2.3% of the Trust Fund's portfolio assets, compared with 10.9% on December 31, 1996. This was primarily a result of the decision to increase the portfolio's exposure to the bank sector because the Management Company remains confident that bank and thrift stocks should return superior performance over the long-term.


     In selecting investments, the Management Company takes into consideration such factors as the company's management, growth prospects, business operations, revenues, earnings, cash flows and strength of the balance sheet, as well as other information which the Management Company may deem relevant, including size of the dividend, if any. The Management Company invests in the securities of those companies which show strong financial results coupled with good growth prospects, and which the Management Company believes are well-managed.

     From time to time the Trust Fund advertises, among other things, its "average annual compounded total return" and its "average annual total return" over the one, five and ten year periods. The terms "average annual compounded total return" and "average annual total return" both refer to a calculation that assumes a gross investment in Class A-I shares of $10,000 (resulting in a net investment of $9,500 after deduction of the maximum sales charge) at the start of the applicable period. Total return is the percentage change in value of the hypothetical $10,000 invested over a given period, assuming reinvestment of all net capital gains and dividends attributable to such amount. Compounded total return assumes continuing reinvestment of each year-end amount, with the next year's return calculated based on the actual performance of the Trust Fund in that calendar year. The annual percentage changes are then averaged, on a compounded basis, over a ten-year period resulting in an "average annual compounded total return" or "average annual total return." Any performance information used by the Trust Fund is based on historical results and is not intended to be representative or predictive of future performance. It should be noted that, because different classes of shares are subject to different sales charges and distribution and/or shareholder servicing fees, the performance of those classes will be different from, and in most cases less than Class A-I shares.


          COMPARISON OF CHANGE IN VALUE OF $9,500 NET INVESTMENT IN
                     CLASS A-I SHARES OF SIFE TRUST FUND
         ON DECEMBER 31, 1987 AND $10,000 INVESTMENT IN THE S&P 500
($9,500 REPRESENTS A $10,000 INVESTMENT WITH THE MAXIMUM SALES CHARGE DEDUCTED)

                                    [CHART]

                  SIFE         S&P 500
               ---------      ---------
Dec-87         $   9,500      $  10,000
Dec-88         $  11,383      $  11,661
Dec-89         $  13,681      $  15,356
Dec-90         $  10,652      $  14,880
Dec-91         $  15,692      $  19,414
Dec-92         $  21,016      $  20,894
Dec-93         $  22,977      $  23,000
Dec-94         $  22,627      $  23,303
Dec-95         $  33,923      $  32,061
Dec-96         $  43,204      $  39,422
Dec-97         $  62,555      $  52,573

             RESULTS OF    AVERAGE ANNUAL    AVERAGE ANNUAL     CUMULATIVE TOTAL
              $10,000     COMPOUNDED TOTAL  COMPOUNDED TOTAL      RETURN: SIFE
              INVESTED    RETURN INCLUDING  RETURN INCLUDING       TRUST FUND       CUMULATIVE TOTAL
INVESTMENT    WITH 5.0%     MAXIMUM SALES     MAXIMUM SALES    INCLUDING MINIMUM     RETURN: S&P 500
TERM        SALES CHARGE   CHARGE OF 5.0%    CHARGE OF 0.0%   SALES CHARGE OF 0.0%     STOCK INDEX
----------  ------------  ----------------  ----------------  --------------------  ----------------
1 year         $13,755         37.55%            44.79%               44.79%              33.36%
3 years        $26,265         37.97%            40.35%              176.47%             125.61%
5 years        $28,278         23.11%            24.38%              197.66%             151.62%
10 years       $62,552         20.12%            20.74%              558.45%             425.67%

    The preceding graph and table reflect past performance and return figures for the Class A-I shares. Past performance is not predictive of future performance. The Class B and Class C shares were first offered to the public on May 1, 1997, and performance and return information for the eight month period ended December 31, 1997 is not believed to be meaningful.

    The Trust Fund's Class A-I total return for the year ending December 31, 1997, was 37.55%. This total return results from the Trust Fund's 44.79% return for the year ending December 31, 1997, and the effect of the deduction of the maximum sales charge of 5.0% (5.26% of the net amount invested). Therefore, an initial investment of $10,000 ($9,500 after deduction of the maximum sales charge of $500) on December 31, 1996, would have had a value of $13,755 on December 31, 1997.

    The Trust Fund's Class A-I average annual compound return as of December 31, 1997, assuming that the maximum sales charge was deducted from the initial investment was 37.55% for one year, 23.11% for five years and 20.12% for ten years. Performance figures are based on historical results and are not intended to indicate future performance.

                            GENERAL INFORMATION

    VOTING RIGHTS. Shareholders are entitled to one full or fractional vote for each full or fractional share and may vote for the election of Trustees, and on such other matters as may be submitted to meetings of shareholders or as required by the Investment Company Act of 1940, as amended.

    DISTRIBUTION OF SHARES. SIFE, located at 100 North Wiget Lane, Walnut Creek, California 94598, acts as the Trust Fund's underwriter in the continuous sale and distribution of the Trust Fund's shares pursuant to an Underwriting Agreement. SIFE is solely responsible for all of the costs and expenses of distribution, without limitation, including the payment of commissions and related costs, expenses, and such other distribution or shareholder servicing fees as may be necessary or appropriate to broker/dealers, salespersons, financial planners and other independent contractors. Sales are made not only through the registered representatives of SIFE, but also through selected broker/dealers who have entered into distribution agreements. Where sales are made through such broker/dealers, a concession of up to 100% of the sales charge may be allowed the broker/dealer. Certain Trustees of the Trust Fund are also officers and directors of SIFE.

    Each of the Class A-II, Class B and Class C shares has in effect a distribution plan complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (individually, a "Plan"). Each Plan permits the Trust Fund to pay to the Management Company, as principal underwriter of the Trust Fund's securities, a specified percentage of the assets attributable to each class of shares to compensate the Management Company for expenses incurred, services rendered and facilities provided in connection with the distribution of shares and the servicing of shareholder accounts. The Management Company is responsible for all distribution expenses in excess of such payments. However, no portion of the fees paid to the Management Company pursuant to any Plan are refundable in the event that the fees are less than such expenses.

    As required by Rule 12b-1, each Plan has been approved by the Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the Trust Fund and have no direct or indirect financial interest in the operation of the Plan, in each case pursuant to a finding that the Plan was in the best interests of the shareholders of the respective class of shares. Each Plan requires that at least quarterly, the Audit Committee of the Board of Trustees must receive a written report prepared by the Chief Financial Officer of the Trust Fund enumerating the amounts spent by each class and the purposes therefor. Each Plan further requires that, for so long as each such Plan is in effect, the nomination and selection of those trustees who are not "interested persons" of the Trust Fund are committed to the exclusive discretion of the other trustees who are not "interested persons" of the Trust Fund.


    YEAR 2000 ISSUES. Many computer systems were designed using only two digit designation years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, The Management Company could be adversely affected if the computer system used by the Management Company or outside service providers do not properly address this problem prior to January 1, 2000. The Management Company has established a group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Management Company does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Trust Fund at current levels. In addition, the Management Company has sought assurances from the Trust Fund's outside service providers that they are taking all necessary steps to ensure that their computers will accurately reflect the Year 2000, and the Management Company will continue to monitor all outside service providers. At this time, however, no assurance can be given that the Trust Fund's outside service providers have anticipated all necessary changes to avoid any adverse effects to the Trust Fund as a result of Year 2000 problems.

    SHAREHOLDER REPORTS. Unless otherwise requested, only one copy of each shareholders report or other material sent to the shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or account at the household or address.

    For further information, please contact SIFE, 100 North Wiget Lane, Walnut Creek, California 94598, (800) 231-0356 or (925) 988-2400. SIFE may
also be contacted via the Internet at "http://www.sife.com."

                                   RECEIPT FOR PROSPECTUS

                                   I hereby acknowledge receipt of the SIFE
                                   Trust Fund Prospectus dated April 30, 1998.



                                   Date: ____________________________, 199__



                                   _______________________________________
                                   SIGNATURE



                                   _______________________________________
                                   SIGNATURE



                                   _______________________________________
                                   ADDRESS



                                   _______________________________________
                                   SALES REPRESENTATIVE

                              PROSPECTUS

                                [LOGO]

                            SIFE TRUST FUND

                            April 30, 1998

                           _________________

               INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR

                                  SIFE

                           100 North Wiget Lane
                          Walnut Creek, CA 94598

                           _________________

                               CUSTODIAN

                   STATE STREET BANK AND TRUST COMPANY

                          225 Franklin Street
                      Boston, Massachusetts  02110

                           _________________

                             TRANSFER AGENT

                      BOSTON FINANCIAL DATA SERVICES

                            P.O. Box 8244
                        Boston, MA 02266-8244

                           ________________

                         INDEPENDENT AUDITORS

                         DELOITTE & TOUCHE LLP

                           50 Fremont Street
                        San Francisco, CA 94105

                           ________________

                            LEGAL COUNSEL

                 PAUL, HASTINGS, JANOFSKY & WALKER LLP

                   345 California Street, 29th Floor
                       San Francisco, CA 94104

                                SIFE TRUST FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 30, 1998
                        -----------------------------

                  Managed by SIFE (A California Corporation)
                             100 North Wiget Lane
                        Walnut Creek, California 94598
                  Telephone: (800) 231-0356 / (925) 988-2400
                     Internet Address: http://www.sife.com
                        -----------------------------

     This Statement of Additional Information, which may be amended from time to time, concerning SIFE Trust Fund (the "Trust Fund") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Trust Fund's Prospectus, dated April 30, 1998 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than in the Prospectus and should be read in conjunction with the Prospectus.
Additional copies of the Prospectus may be obtained without charge by writing or calling your investment adviser, broker/dealer or financial planner, or the Trust Fund at the address or telephone number set forth above.

                               TABLE OF CONTENTS

                                                            PAGE
General Information & History                               B-2
Investment Objectives & Policies                            B-2
     Fundamental Investment Policies                        B-2
     American Depositary Receipts                           B-3
     Repurchase Agreements                                  B-3
     Options Policies                                       B-4
     Risk Considerations                                    B-5
Performance Information                                     B-6
Management of the Trust Fund                                B-7
     Compensation of Trustees and Officers                  B-7
Investment Advisory & Other Services                        B-8
     Investment Advisory Services                           B-8
     Management and Administration                          B-9
     Custody Services                                       B-9
     Independent Accountants                                B-9
Brokerage Allocation & Portfolio Turnover Rates             B-10
Calculation of Net Asset Value                              B-10
Underwriting of the Trust Fund's Securities                 B-11
     Underwriting Services                                  B-11
     Distribution Plans                                     B-12
Additional Federal Income Tax Information                   B-12
Financial Statements                                        B-25
General                                                     B-25

                         GENERAL INFORMATION & HISTORY

  The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997 and is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 (the "California Trust"). The Trust Fund, through its predecessor, the California Trust, has been offering its securities to the public on a continuous basis, and conducting operations as a mutual fund, since July 2, 1962. The Trust Fund is registered with the Securities and Exchange Commission as an open-end diversified management investment company. All information, including but not limited to historical business and financial information, presented in this Statement of Additional Information and/or the Prospectus relates to the California Trust as its business has been continued by the Trust Fund. SIFE, a California corporation, (the "Management Company") is the Trust Fund's investment advisor, and also functions as the principal underwriter of the Trust Fund's securities.


                       INVESTMENT OBJECTIVES & POLICIES

  The Trust Fund's investment objectives and policies are described in the Prospectus, which should be read in conjunction with the additional information provided below, which describes in further details the Fund's investment policies.


FUNDAMENTAL INVESTMENT POLICIES
-------------------------------

  The Trust Fund has identified the policies described below as "fundamental investment policies." Such policies may not be changed without a vote of a majority in interest (as described above) of the holders of the Trust Fund's shares. All other investment practices, such as the Trust Fund's practices with respect to writing covered put and covered call options, lending portfolio securities and entering into repurchase agreements (in each case, as described in the Prospectus), may be changed from time to time by the Trust Fund's Board of Trustees without shareholder approval.

     1. The Trust Fund invests not less than 30% of its assets in the equity securities of "financial institutions" (companies which derive a significant portion of their income from dealing in money, credit, loans and insurance) and the remainder in the equity securities (including securities convertible into common or preferred stocks) of a diverse portfolio of domestic and certain international service and industrial enterprises generally regarded by the Management Company as "stable growth" companies. See "American Depository Receipts," below.

     2. The Trust Fund maintains cash reserves in order to make such payments as may be required of it. Pending application or investment, the Trust Fund's cash reserves are invested in repurchase agreements and other cash equivalents, such as securities issued by the United States and state governments or their agencies, certificates of deposit or other interest-bearing accounts and high-grade commercial paper. See "Repurchase Agreements" and "Lending Portfolio Securities," below.

     3. The Trust Fund may not invest 25% or more of its assets in any one industry other than financial institutions. Investments may not be made in any one company in an amount greater than 5% of the total asset value of the Trust Fund, nor may the Trust Fund acquire more than 10% of the outstanding voting securities of any company. With respect to 80% of the Trust Fund's investment portfolio, in order for the shares of a company to be eligible for investment, the company must have been in existence for at least five years, must have assets of more than $7,000,000 and must have paid dividends in each of the five years immediately preceding investment.

     4. The Trust Fund may not: (i) borrow money or make loans (provided, however, that this restriction shall not prevent the Trust Fund from purchasing certain publicly issued debt securities or commercial paper or lending its portfolio securities in accordance with applicable regulatory requirements); (ii) underwrite the securities of other issuers; (iii) purchase or sell real estate; (iv) purchase or sell commodities or commodity contracts; (v) invest in the securities of other investment companies; (vi) invest in companies for the purpose of exercising control or management; (vii) issue senior securities; or
         (viii) make short sales or purchases on margin.

     5. The Trust Fund may write covered call options with respect to its portfolio securities, may write covered put options with respect to securities and may enter into closing purchase transactions with respect to such options in accordance with applicable regulatory requirements. So long as the Trust Fund remains obligated as a writer of an option, it must (i) in the case of a put option, maintain cash, U.S. Treasury securities or high-grade, short-term debt securities in a segregated account in an amount equal to or greater than the nominal value of the option, and (ii) in the case of a call option, collateralize the option with actual securities held in the Trust Fund's investment portfolio. The Trust Fund does not write "naked" or uncovered options. See "Options Policies," below.

AMERICAN DEPOSITARY RECEIPTS
----------------------------

  American Depositary Receipts ("ADRs") are created when a foreign company deposits its securities into a trust account administered by a domestic financial institution (generally, a large, commercial bank). The trust account may be located in the United States or at a foreign branch of the receiving financial institution. The receiving financial institution then issues ADRs, which represent an undivided fractional interest in the pool of securities so deposited.

  The Management Company believes that certain large, international non-domestic corporations may represent attractive investment opportunities, as well as providing a certain degree of economic and geographic diversification. Historically, the Trust Fund has invested less than 1.0% of its assets in ADRs.

REPURCHASE AGREEMENTS
---------------------

  The Trust Fund may enter into repurchase agreements with banks and member firms of the New York Stock Exchange determined by the Management Company to present minimal credit risk. A repurchase agreement is a contract under which one party acquires certain securities held by another party pursuant to an agreement whereby the selling party agrees to repurchase from the acquiring party the subject securities at a fixed time and price. Repurchase agreements are generally short-term (usually not more than one week) with the acquiring party profiting to the extent that the repurchase obligation exceeds the acquiring party's cost. Under the terms of a typical repurchase agreement, the Trust Fund acquires United States Government securities for a relatively short period of time, subject to the seller's obligation to repurchase and the Trust Fund's obligation to resell the securities. The Trust Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Trust Fund is delayed or prevented from exercising its rights to dispose of the subject securities, including the risk that the market value of the subject securities might decline prior to the Trust Fund being able to dispose of them. The Management Company reviews, on an ongoing basis to evaluate potential risks, the creditworthiness of the counterparties as well as the market values of collateral securities.

  Under the relevant terms of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the underlying securities.

OPTIONS POLICIES
----------------

  The Trust Fund may write (i.e., sell) "covered" put and call options for non-speculative purposes. A "covered" option position is one where the Trust Fund holds the underlying securities (in the case of call options) or cash (in the case of put options), as distinct from "naked" or unsecured options, which are generally bought or sold for speculative purposes. The Trust Fund uses options sales to hedge specific portfolio positions (i.e., to lock in a fixed price in a stock which, for whatever reason, may be subject to increasing volatility) and does not purchase (or write) "naked" options.

  When the Trust Fund writes a put option, the Trust Fund assumes for a defined period of time an obligation to purchase the underlying security at a set price from the purchaser of the option and receives as consideration for its undertaking the option obligation an option premium equal to the difference between the market price of the underlying security at the time the option is written. The exercise, or "strike," price is adjusted for certain economic factors reflecting, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, supply, demand and interest rates. If the market price of the underlying security rises above the strike price, the option will expire unexercised and the Trust Fund will profit to the full extent of the premium. However, if the market price falls below the strike price and the option is exercised, the Trust Fund will be forced to acquire securities at an above-market price and may suffer a loss (however, the amount of any loss is reduced by the premium received). All put options written by the Trust Fund are covered with cash, United States Treasury securities or other, high-grade short-term debt securities and held in a segregated account in an amount equal to or greater than the nominal value of the option (i.e., the amount which the Trust Fund would have to pay in order to close out the option position).

  When the Trust Fund writes a call option, it assumes for a defined period of time an obligation to sell the underlying security at a set price to the purchaser of the option. The option premium is equal to the difference between the market price of the underlying security at the time the option is written and the exercise, or "strike," price, adjusted for the market factors described above. If the market price of the underlying security falls below the strike price, the option will expire unexercised and the Trust Fund will profit to the full extent of the premium. However, if the market price rises above the strike price and the option is exercised, the Trust Fund will be forced to deliver securities which it may not wish to sell. All call options written by the Trust Fund are covered with securities held in the Trust Fund's investment portfolio.

  The Trust Fund may write call or put options only if the underlying securities are listed on a national securities exchange or the NASDAQ National Market System and the options are issued by The Options Clearing Corporation. As of the date of this Prospectus, such options are traded on the following exchanges: Chicago Board Options Exchange, Incorporated, American Stock Exchange, Inc., New York Stock Exchange, Inc., Philadelphia Stock Exchange, Inc., and The Pacific Stock Exchange, Inc..

  If an option expires unexercised, the Trust Fund realizes a gain in the amount of the premium. However, such a gain, in the case of a call option may be offset by a decline in the market value of the underlying security during the option period. In the case of a put option, the gain in the amount of the premium may be offset by the additional amount of income, if any, that would have been generated had the funds used to cover the potential exercise of the put option not been maintained in the form of cash or cash-equivalents.

  If a call option is exercised, the transaction may result in a loss to the Trust Fund equal to the difference between the market price of the underlying security at exercise and the sum of the exercise price of the call plus the premium received from the sale of the call. If a put option is exercised, there may be a loss to the Trust Fund equal to the difference between (i) the exercise price of the put less the premium received from the sale of the put, and (ii) the market price of the underlying security at exercise.

  If the Trust Fund has written a call or put option and wishes to terminate its obligation, it may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of this purchase is that the Trust Fund's position as a writer of that option will be canceled by The Options Clearing Corporation. However, the Trust Fund may not effect a closing purchase transaction on a particular option after it has been notified of the exercise of that option. If the Trust Fund wishes to sell a security on which a call has been written, it may effect a closing purchase transaction simultaneously with or before selling the security.

  A closing purchase transaction is effected on an exchange which provides a secondary market for an option of the same series. If the Trust Fund is unable to effect a closing purchase transaction with respect to a call option it has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Accordingly, the Trust Fund may run the risk of either foregoing the opportunity to sell the underlying security at a profit or being unable to sell the underlying security as its price declines. If the Trust Fund is unable to effect a closing purchase transaction with respect to a put option it has written, it will not be able to remove funds from the segregated account maintained by the Custodian which are being held to cover the potential exercise of the put option.


  If a closing purchase transaction is effected, a profit or loss may be realized depending on whether the cost of making the closing purchase transaction is less or greater than the premium received upon writing the original option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction will often be offset in whole or in part by appreciation of the underlying security owned by the Trust Fund. If a closing purchase transaction results in a gain, that gain may be partially or entirely offset by depreciation of the underlying security.


RISK CONSIDERATIONS
-------------------

  Diversification of the character discussed above does not necessarily reduce or eliminate the risk inherent in an investment in a portfolio containing the securities of a substantial number of financial institutions. Financial services are subject to greater governmental regulation than many other industries, as well as capital risk (i.e., the risk that, in periods of tight money or high inflation, the cost to attract deposits will rise substantially), term and rate risk (i.e., the risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates against the security of assets, the valuations of which may fluctuate with economic conditions) and credit risk (i.e., the risk of lending money to borrowers who may or may not be able to pay), all of which may, from time to time, require substantial reserves against actual or anticipated losses. Further, industry consolidation and the erosion of the distinctions between banks and other less traditional financial institutions has resulted in increased competition. Increased competition, with attendant pressure on financial institution profitability, may also result from legislative initiatives which would reduce the separation between the commercial and investment banking business and which, if enacted, could significantly impact the industry and the Trust Fund. In addition, institutions such as insurance companies that hold large portions of their capital in marketable securities are subject to the risks of the securities market.

  Since the Trust Fund's assets consist primarily of common stocks, it must be emphasized that the value of an investment in the Trust Fund will fluctuate as the market value of such stocks rises or falls. Accordingly, in a declining market, the net asset value of the Trust Fund's shares will decline just as, in a rising market, the net asset value of the Trust Fund's shares will rise. These fluctuations in the net asset value of each class of shares may make the Trust Fund more suitable for long-term investors who can bear the risk of such short-term fluctuations.

                            PERFORMANCE INFORMATION (1)

  Annual, non-compounded performance information relating to a hypothetical investment of $10,000 (adjusted for maximum sales charges) in Class A-I and Class A-II shares for the ten-year period ended December 31, 1997, is set forth below. Such information assumes that all net investment income and realized capital gains were reinvested (at no sales charge). No adjustment has been made for possible tax liabilities. Also shown is comparable performance information for the unmanaged Standard & Poor's 500 Stock Index (assuming the reinvestment of all dividends), a widely used indicator of general stock market activity (source: Standard & Poor's Corporation).


  For the year ended December 31, 1997, a $9,500 net investment in Class A-I and Class A-II shares of the Trust Fund (calculated based on a $10,000 investment less the current maximum 5.0% sales charge, assuming re-investment of all distributions for the entire period of January 1, 1997 through December 31, 1997) would have increased to $13,755 and $13,736, respectively. For the five-year and ten year periods ended on the same date, and using the same assumptions, a $9,500 net investment in Class A-I shares of the Trust Fund would have increased to $28,278 and $62,552, respectively. Since Class A-II shares were first offered May 1, 1996, performance history for Class A-II shares is not applicable for three, five, and ten year periods.


                                     CLASS A-I SHARES

                               AVERAGE            AVERAGE
                             ANNUAL TOTAL       ANNUAL TOTAL
              RESULTS OF       RETURN             RETURN
               $10,000        INCLUDING          INCLUDING
             INVESTED WITH     MAXIMUM            MINIMUM         TOTAL RETURN:    TOTAL RETURN:
INVESTMENT    5.0% SALES     SALES CHARGE       SALES CHARGE       SIFE TRUST         S&P 500
  TERM         CHARGE          OF 5.0%            OF 0.0%             FUND          STOCK INDEX
  ----         ------          -------            -------             ----          -----------
1 year        $13,755          37.55%             44.79%             44.79%           33.36%
3 years       $26,265          37.97%             40.35%            176.47%          125.61%
5 years       $28,278          23.11%             24.38%            197.66%          151.62%
10 years      $62,552          20.12%             20.74%            558.45%          425.67%


                                    CLASS A-II SHARES

                               AVERAGE            AVERAGE
                             ANNUAL TOTAL       ANNUAL TOTAL
              RESULTS OF       RETURN             RETURN
               $10,000        INCLUDING          INCLUDING
             INVESTED WITH     MAXIMUM            MINIMUM         TOTAL RETURN:    TOTAL RETURN:
INVESTMENT    5.0% SALES     SALES CHARGE       SALES CHARGE       SIFE TRUST         S&P 500
  TERM         CHARGE          OF 5.0%            OF 0.0%             FUND          STOCK INDEX
  ----         ------          -------            -------             ----          -----------
1 year        $13,736          37.36%             44.59%             44.59%           33.36%


-----------------------------
(1) Information given for Class A-I and Class A-II shares only. Class A-II shares are identical in all respects to Class A-I shares except that Class A-II shares bear a 0.25% 12b-1 distribution fee. Class B and C shares were first offered for sale on May 1, 1997. Class B and C share sales fees differ from the Class A-I shares and bear a 0.75% 12b-1 distribution fee and a 0.25% servicing fee.

  The Trust Fund calculates average annual total return according to the following formula, as required by the Securities and Exchange Commission:
       n
"P(1+T) = ERV", where the average annual total return ("T") is computed by using the value at the end of the period ("ERV") of a hypothetical initial investment of $10,000 ("P") over a period of years ("n"). Accordingly, to calculate total return, an initial investment is divided by the per-unit offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of units purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Trustees. The sum of the initial shares purchased and additional shares acquired through reinvestment is then multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment, divided by the initial investment and converted to a percentage, equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in unit price during the period. Total return may be calculated for one year, five years, ten years and for other periods. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.


  The data quoted represents past performance. Past performance is no guarantee of future performance. Effective April 1, 1995, the Trust Fund reduced the maximum sales charge on Class A-I shares from 6.25% to 5.0% and the minimum sales charge was reduced from 1.0% (on purchases of $2,000,000 or more) to zero (on purchases of $1,000,000 or more). The Trust Fund's performance is affected by many factors including: changes in the levels of equity prices and interest rates generally, the Trust Fund's selection of specific securities for the portfolio, the Trust Fund's expense ratio, and other factors. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                         MANAGEMENT OF THE TRUST FUND

  The business affairs of the Trust Fund are overseen by a Board of Trustees currently composed of seven members, four of whom are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act.

COMPENSATION OF TRUSTEES AND OFFICERS
-------------------------------------

  The Trust Fund does not pay any remuneration directly to any officer or trustee. Prior to April 1, 1996, the Trust Fund's officers and trustees (then called "directors") received indirect remuneration from the Trust Fund through reimbursement paid to the Management Company for the Trust Fund's pro rata share of certain office and other expenses, including salaries, bonuses and Board fees; after this date, such costs have been borne directly by the Management Company. No officer or trustee of the Trust Fund received remuneration in excess of $60,000, either directly or indirectly, from the Trust Fund in 1997.


  Each trustee is paid an attendance fee of $5,000 for each Board meeting attended (the Board of Trustees meets not less than quarterly). In addition, members of the Audit Committee receive a per-meeting fee of $1,000. As of January 1, 1998, the officers and trustees of the Trust Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares. The following table sets forth the names, ages and business backgrounds of each officer and trustee of the Trust Fund. The address of each Trustee is c/o SIFE Trust Fund, 100 North

Wiget Lane, Walnut Creek, California 94598. Trustees who are "interested persons" of the Trust Fund are identified by an asterisk following their names.


NAME, ADDRESS, AGE AND POSITION HELD                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------                  -------------------------------------------
Haig G. Mardikian (50)                                General Partner, George M. Mardikian
Trustee; Chairman of the Board                        Enterprises (real estate investments);
                                                      Managing Director, The United Broadcasting
                                                      Corporation (radio broadcasting).

Walter S. Newman (76)                                 Owner, WSN Enterprises (real estate
Trustee; Vice-Chairman of the Board                   consultants); Retired President, San
                                                      Francisco Planning Commission; Retired
                                                      President, San Francisco Redevelopment
                                                      Agency; Chairman of the Board, National
                                                      Brain Tumor Foundation.

Diane Howard Belding (41) *                           Management Company employee, 1992-present;
Trustee                                               General Partner, Howard & Howard Ranch
                                                      (avocado and lemon ranch), 1983-present;
                                                      Director, Management Company (1982 - present).

Neil L. Diver (60)                                    Chairman, Systems Integrators, Inc., 1995-
Trustee                                               present; Chairman, Ameriwood Industries
                                                      International Corporation, 1990-present;
                                                      Chairman/President & Co-Founder, Cryopharm
                                                      Corporation, 1987-1996; President & Co-
                                                      Founder, Exogene Corporation, 1987-1992.

Charles W. Froehlich, Jr. (69) *                      Retired Appellate Court Judge; retired
Trustee; Secretary                                    Superior Court Judge; formerly Of Counsel
                                                      to Peterson, Thelan & Price; principal,
                                                      Froehlich & Peterson Dispute Resolution.

John A. Meany (57)                                    President, John's Valley Foods, Inc.;
Trustee                                               President, John's Town & Country Markets,
                                                      Inc.; Director, Northern California Grocers
                                                      Association.

Bruce W. Woods (45)*                                  President & Chief Executive Officer and
Trustee; President & Chief                            Director of Management Company & Trustee of
Executive Officer                                     Trust Fund, July 1996-present; Management
                                                      Company employee, June 1986-present.

Gary A. Isaacson (39)                                 Chief Financial Officer of the Management
Treasurer                                             Company, November 97-present; Controller of
                                                      Hal Porter Homes, 1989-1997.


                    INVESTMENT ADVISORY & OTHER SERVICES

INVESTMENT ADVISORY SERVICES
----------------------------


  The Management Company acts as the investment adviser to the Trust Fund, subject to policies established by the Board of Trustees. As investment adviser to the Trust Fund, the Management Company is responsible for the management of the Trust Fund's investment portfolio, as well as the administration of its operations. Basic policy is set and determined by the

Board of Trustees of the Trust Fund and carried out by the Management Company pursuant to an Investment Advisory Agreement dated as of April 30, 1997 (the "Investment Advisory Agreement"). The Advisory Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust Fund or the Management Company, as that term is defined in the 1940 Act, at a meeting on February 26, 1998. The Management Company does not act in a similar capacity for any other person or entity.


  The Advisory Agreement is for an initial term of one year and may be renewed from year to year provided that any such renewal has been approved annually by
(i) the majority of the outstanding voting securities of the Trust Fund, or (ii) a majority of the trustees who are neither parties to the Advisory Agreement, nor "interested persons" with respect to the Management Company at a meeting called for the purpose of voting on such matter. The Advisory Agreement also provides that either party has the right to terminate the Advisory Agreement without penalty upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment.


  Prior to May 1, 1995, the Management Company received compensation of 0.50% of average net assets, per annum, plus reimbursement of certain expenses. From May 1, 1995 through March 31, 1996, SIFE received compensation of 0.60% of average net assets, per annum, plus reimbursement of certain expenses.
Effective April 1, 1996, the Management Company receives 1.25% of average net assets, per annum, without any additional reimbursement of expenses. Investment advisory fees are accrued daily and computed and paid monthly on the last business day of each month at the rate of 1/12th of 1.25% of the average net assets of the Trust Fund. This fee is deducted from the Trust Fund on the first business day of the following month. During the past three years the Management Company was paid investment advisory fees of $3,039,425 (1995), $7,607,105
(1996), and $11,960,037 (1997), respectively.


MANAGEMENT AND ADMINISTRATION
-----------------------------

  The Management Company manages the Trust Fund's operations, and is solely responsible for all of the costs and expenses of the Trust Fund's operation, including, without limitation, all fees for custodial and transfer agency services, Trustees' fees, legal and auditing fees, tax matters, dividend disbursements, bookkeeping, maintenance of office and equipment, brokerage, expenses of preparing, printing and mailing prospectuses to Investors and all expenses in connection with reporting to Investors and compliance with governmental agencies. The Management Company has contracted with Boston Financial Data Services for the performance of certain shareholder accounting and transfer agency functions, and is solely responsible for all fees, costs and expenses associated with the performance by Boston Financial Data Services of such functions.

CUSTODY SERVICES
----------------

  State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110 ("State Street Bank") acts as the custodian for the assets of the Trust Fund. As such, State Street Bank holds all Trust Fund securities in safekeeping, receives and pays for portfolio securities purchased, delivers and receives payment for portfolio securities sold, and collects all Trust Fund income.


INDEPENDENT ACCOUNTANTS
-----------------------

  Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, provided auditing services as the Trust Fund's independent certified public accountants for the 1997 fiscal year.

                BROKERAGE ALLOCATION & PORTFOLIO TURNOVER RATES

  In executing portfolio transactions for securities traded on national securities exchanges or in the over-the-counter market, the Trust Fund endeavors always to obtain the most favorable terms and conditions, taking into account the price of the security and any commissions or discounts applicable to the transaction. The Management Company is responsible for carrying out this policy in its placement of the Trust Fund's investments.


  During the last calendar year, the Trust Fund paid brokerage commissions of $966,121 and total purchases and sales of portfolio securities aggregated $1,242,328,896. Portfolio turnover rates for the years 1995, 1996 and 1997 were 93.5%, 140.2% and 63.0%, respectively. The portfolio turnover rate in 1995 and 1996 was relatively high, due to the extremely active market for financial institutions stocks specifically and equities in general, as well as to the substantial portfolio re-configuration undertaken in mid-1995.

  During the last three fiscal years, the Trust Fund has not paid any brokerage commissions to any broker which is an affiliated person of the Trust Fund or the Management Company. Listed below is certain information regarding the Trust Fund's payment of brokerage commissions in portfolio transactions during the last three years:

                                                           TOTAL SECURITIES
               NUMBER OF          TOTAL AMOUNT OF           PURCHASED AND
YEAR            BROKERS           BROKERAGE PAID                 SOLD
----            -------           --------------                 ----
1995              56                 $990,818                $915,869,856
1996              57                $1,598,407              $1,900,773,494
1997              30                 $966,121               $1,242,328,896

                        CALCULATION OF NET ASSET VALUE

  All funds received by the Trust Fund for investment and all funds reinvested from net investment income and realized capital gains, if any, are accounted for in terms of shares, with the per-share value determined daily by dividing (i) the difference between (a) the total value of the net assets attributable to each class of the Trust Fund's shares on that day and (b) all charges, such as distribution fees, shareholder servicing fees and management fees (each of which is calculated and charged daily), for that class as well as any other appropriate costs or expenses, by (ii) the total number of shares of that class then outstanding.


  Equity securities held by the Trust Fund are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded as of the close of business on the day the securities are being valued. Securities for which a closing sale price is not readily available are valued at the closing bid price. Short-term debt securities (held for liquidity purposes) are amortized to maturity based on their cost, and marked-to-market daily. Option positions are marked-to-market based on their nominal, as quoted value. See "Calculation of Net Asset Value" in the Prospectus for additional information concerning the timing and manner of valuation of each class of shares.

                  UNDERWRITING OF THE TRUST FUND'S SECURITIES

UNDERWRITING SERVICES
---------------------

  The Management Company acts as principal underwriter for the Trust Fund pursuant to an Underwriting Agreement. The Underwriting Agreement is for an initial term of one year, and may be renewed from year to year provided that any such renewal has been approved annually by (i) the majority of the outstanding voting securities of the Trust Fund, or (ii) a majority of the trustees who are neither parties to the Underwriting Agreement or "interested persons" with respect to the Management Company at a meeting called for the purpose of voting on such matter. The Underwriting Agreement also provides that either party has the right to terminate the Underwriting Agreement without penalty upon 60 days written notice to the other party and that the Underwriting Agreement automatically terminates in the event of its assignment. The Underwriting Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, at a meeting on February 26, 1998.


  During the past three years the Management Company has earned sales commissions for its services as principal underwriter as set forth below.

                TOTAL SALES      PAID TO INDEPENDENT     PAID TO ITS OWN     NET COMMISSIONS TO THE
YEAR            COMMISSIONS             AGENTS             SALESPERSONS        MANAGEMENT COMPANY
----            -----------             ------             ------------        ------------------
1995            $1,452,138            $376,255              $1,075,083                $(800)
1996            $2,178,040            $538,437              $1,628,368                $11,235
1997           $2,405,671             $969,688              $2,098,423              $(662,440)

  The directors of the Management Company, the business addresses for all of whom c/o SIFE, 100 North Wiget Lane, Walnut Creek, California 94598 are: Diane
H. Belding; Charles W. Froehlich, Jr.; Sam A. Marchese; Michael J. Stead; Sharon
E. Tudisco; Bruce W. Woods; and John W. Woods. The directors have the following positions with the Management Company: Mr. Bruce W. Woods is Chief Executive Officer and President; Mr. Stead is Portfolio Manager; and Mr. Froehlich is Secretary; Mrs. Tudisco and Mr. John W. Woods are retired. Ms. Belding, Mr. Froehlich and Mr. Bruce W. Woods are also officers and/or Trustees of the Trust Fund; their other business affiliations are set forth above in "Trustees and Officers." As of April 30, 1998, Mr. John W. Woods owned 10.98% of the outstanding shares of the Management Company, Mr. Marchese owned 21.11%, Mrs. Tudisco owned 10.55%, Mrs. Belding owned 21.11%, Mr. Froehlich owned 14.89%,
Mr. Bruce W. Woods owned 8.26%, the J. Bradley Woods Irrevocable Trust owned 4.05%, the William B. Woods Irrevocable Trust owned 4.05%, and Mr. Stead owned 5.00% of the outstanding shares of the Management Company.

  The following table sets forth all commissions and other compensation received during the Trust Fund's last fiscal year by the Management Company, as principal underwriter for the Trust Fund's securities.

    (1)                  (2)                   (3)              (4)           (5)
  NAME OF            NET UNDERWRITING    COMPENSATION ON
 PRINCIPAL            DISCOUNTS AND      REDEMPTION AND      BROKERAGE       OTHER
UNDERWRITER            COMMISSIONS         REPURCHASES      COMMISSIONS   COMPENSATION
-----------            -----------         -----------      -----------   ------------
SIFE                    $143,427             $4,733            -0-            -0-

DISTRIBUTION PLANS
------------------

  As described in the Prospectus, the Trust Fund has adopted a separate Plan of Distribution pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (individually, a "Plan") for each of the Class A-II, Class B and Class C shares. The terms and conditions of each such Plan provide that each such Class is authorized to spend certain sums (0.25% of average daily net assets in the case of the Class A-II shares and 0.75% of average daily net assets, in the case each of the Class B and Class C shares) on activities primarily intended to support the distribution and sale of such shares. The Class B Plan and Class C Plan also provide that each such Class is authorized to spend an additional 0.25% of average daily net assets for services relating to the servicing of shareholders' accounts.

  Under each Plan, the distribution (and, in the case of the Class B and Class C shares, the servicing) fees are designed to compensate the Management Company for expenses incurred, services rendered and facilities provided in connection with the distribution of shares and the servicing of shareholder accounts. Such expenses and services include, but are not necessarily limited to, the payment of trail commissions and other payments to broker/dealers, financial institutions and others who sell shares and/or service shareholder accounts. It should be noted that the distribution and servicing fees are payable to the Management Company even if the amount paid exceeds the Management Company's actual expenses of providing such services.

  As required by Rule 12b-1, each Plan has been approved by the Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the Trust Fund and who have no direct or indirect financial interest in the operation of the Plan, in each case pursuant to a finding that the Plan was in the best interests of the shareholders of the respective class of shares. The officers and Trustees who are "interested persons" of the Trust Fund may be considered to have a direct or indirect financial interest in the operation of the Plans due to present or past affiliations with the Management Company. Potential benefits of each Plan to the Trust Fund include improved investor services, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management and investment advisor organization. Payments under each Plan are reviewed at least quarterly and each Plan must be renewed annually by the Board of Trustees.


  Each Plan requires that, at least quarterly, the Audit Committee of the Board of Trustees must review a written report prepared by the Treasurer of the Trust Fund enumerating the amounts spent by each class pursuant to its Plan and the purposes therefor. Each Plan further requires that, for so long as each such Plan is in effect, the nomination and selection of those Trustees who are not "interested persons" of the Trust Fund is committed to the exclusive discretion of the other Trustees who are not "interested persons" of the Trust Fund.

                   ADDITIONAL FEDERAL INCOME TAX INFORMATION

  The Trust Fund has qualified and elected, and intends to continue to qualify, to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets and the timing of its distributions. The Trust Fund's policy is to distribute to its Investors all of its investment company taxable income and any net realized capital gains for each year in a manner that complies with the distribution requirements of the Code, so that the Trust Fund will not be subject to any federal income or excise taxes based on net income. However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Trust Fund.

  To qualify as a RIC, the Trust Fund must among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options) derived with respect to the business of investing in stock, securities or currency, (b) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income each year from the sale or other disposition of stock or securities (or options thereon) held less than three months (excluding some amounts otherwise included in income as a result of certain hedging transactions), and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs), or in two or more issuers which the Trust Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. By complying with the applicable provisions of the Code, the Trust Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Trust Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

  Distributions of net investment income and net realized capital gains by the Trust Fund will be taxable to Investors whether made in cash or reinvested by the Trust Fund in shares. In determining amounts of net realized capital gains to be distributed, any available capital loss carryovers from prior years will be applied against capital gains. Investors receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Trust Fund on the reinvestment date. Trust Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

  The Trust Fund or the securities dealer effecting a redemption of the Trust Fund's shares by an Investor generally will be required to file information reports with the Internal Revenue Service (the "IRS") with respect to distributions and payments made to the Investor. In addition, the Trust Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt Investors who have not furnished their correct taxpayer identification numbers and certain required certifications on the Account Application Form or with respect to which the Trust Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

  The Trust Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of a 4% nondeductible federal excise tax based on net income, the Trust Fund must declare on or before December 31 of each year and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from previous calendar years.

  The Trust Fund will receive dividend distributions from U.S. corporations. To the extent that the Trust Fund receives such dividends and distributes them to Investors and meets certain other requirements of the Code, corporate Investors in the Trust Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

  The Trust Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Foreign corporations in which the Trust Fund invests may be treated as "passive foreign investment companies" ("PFICs") under the Code. Part of the income and gains that the Trust Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Trust Fund level. In some cases, the Trust Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Trust Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Trust Fund may incur the PFIC tax in some instances.

  Investing in options contracts involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Trust Fund. Income from transactions in options derived by the Trust Fund with respect to its business of investing in securities will qualify as permissible income under Subchapter M of the Code. Any security, option or other position entered into or held by the Trust Fund that substantially diminishes the Trust Fund's risk of loss from any other position held by the Trust Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Trust Fund's gains and losses with respect to straddle positions (including rules that may result in gain being treated as short-term capital gain rather than long-term capital gain).

  Redemptions and exchanges of shares of the Trust Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the Investor's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. In addition, the sales charge savings that may be available for reinvesting amounts from previous redemptions will, in certain circumstances, increase the amount of the gain (or reduce the amount of the loss) from those redemptions. Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Nonresident aliens and foreign persons are subject to different tax rules and may be subject to withholding of up to 30% on certain payments received from the Fund.


  The foregoing and the related discussion in the Prospectus are only a summary of some of the important federal income tax considerations generally affecting the Trust Fund and its Investors and is only accurate as of the date of this Statement of Additional Information. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. No attempt is made to present a detailed explanation of the federal income tax treatment of the Trust Fund or its Investors, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Trust Fund are urged to consult their tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund, and with specific reference to their own tax situation.

                             FINANCIAL STATEMENTS

  Audited Financial Statements for the relevant periods ending December 31, 1997, for SIFE Trust Fund, as contained in the Annual Report to shareholders of the Trust Fund for the Fiscal Year ended December 31, 1997 ("report"), are incorporated herein by reference to the report.


                                  GENERAL

  As of April 29, 1998, officers and directors of the Trust Fund in aggregate do not own more than 1% of the outstanding shares of the Trust Fund. As of the same date, to the knowledge of the Trust Fund, no shareholder owned of record 5% or more of the outstanding Class A-I or Class A-II shares of the Trust Fund and the following shareholders owned of record 5% or more of the outstanding Class B and Class C shares as indicated:



CLASS B SHARES                                           SHARES         PERCENT
--------------                                           -------        -------
MLPF&S Inc. ............................................ 382,606          8.71%
  For the Sole Benefit of its Customers
  Attn: Service Team
  4800 Deer Lake Dr. East, 3rd Floor
  Jacksonville, FL 32246-6484

CLASS C SHARES
--------------
MLPF&S Inc. ............................................  90,571         22.23%
For the Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

Nellie M. Poratti ......................................  20,429          5.01%
P.O. Box 975
Gardnerville, NV 89410


                                    PART C
                               OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS
         (a)      FINANCIAL STATEMENTS:


         Investment Portfolio as of December 31, 1997; Statement of Assets and
         Liabilities as of December 31, 1997; Statement of Operations for the year ended December 31, 1997; Statement of Changes in Net Assets for the year ended December 31, 1997; Financial Highlights for a Trust Fund share outstanding throughout each year, including the year ended December 31, 1997; Notes to Financial Statements; Independent Auditors' Report on the forgoing, all incorporated by reference to the Annual Report to the Shareholders of the Trust Fund.


         (b)      EXHIBITS FILED IN PART C OF THE REGISTRATION STATEMENT:

         EXHIBIT
         NUMBER
         ------

         1.   Copy of Registrant's Trust Agreement as currently in effect:
              a.   Copy of Trust Agreement recompiled as of May 1, 1976(1)
              b.   Copy of Appointment of Successor Trustee(2)
              c.   Copy of Certificate of Successor Trustee(2)
              d.   Copy of Restated Trust Agreement recompiled as of May 2, 1986(4)
              e.   Copy of Amendment to Restated Trust Agreement dated April 1, 1987(4)
              f.   Copy of Amendment to Restated Trust Agreement dated April 2, 1990(5)
              g.   Copy of Amendment to Restated Trust Agreement dated April 1, 1991(6)
              h.   Copy of Amendment to Restated Trust Agreement dated February 24, 1993(7)
              i.   Copy of Amendment to Restated Trust Agreement dated April 1, 1993(7)
              j.   Copy of Amendment to Restated Trust Agreement dated April 4, 1994(8)
              k.   Copy of Amendment to Restated Trust Agreement dated April 3, 1995(9)
              l.   Copy of Amendment to Restated Trust Agreement dated April 1, 1996(10)
              m.   Copy of Agreement between SIFE, Inc. and State Street Bank and Trust Company re
                           appointment of successor trustee (11)
              n.   Copy of Agreement and Declaration of Trust, dated February 28, 1997(14)
              o.   Copy of Certificate of Trust(14)
         2.   By-laws of SIFE Trust Fund, a Delaware Business Trust(14)
         3.   Inapplicable
         4.   Sample of Participating Agreement Certificate(3)
         5.   Copy of Investment Advisory Agreement dated April 3, 1972(1)
              a.   Copy of Amendment to Investment Advisory Agreement dated April 3, 1995(9)
              b.   Copy of Amendment to Investment Advisory Agreement dated April 1, 1996(10)
              c.   Copy of Investment Advisory Agreement, dated as of April 30, 1997*
         6.   Copy of Underwriting Agreement dated April 3, 1972(1)
              a.   Copy of Amendment to Underwriting Agreement dated April 1, 1974(1)
              b.   Copy of Amendment to Underwriting Agreement dated April 1, 1976(1)
              c.   Copy of Amendment to Underwriting Agreement dated April 1, 1985(3)
              d.   Copy of Amendment to Underwriting Agreement dated April 2, 1990(5)
              e.   Copy of Amendment to Underwriting Agreement dated February 24, 1993(7)
              f.   Copy of Amendment to Underwriting Agreement dated April 1, 1993(7)
              g.   Copy of Amendment to Underwriting Agreement dated April 4, 1994(8)
              h.   Copy of Amendment to Underwriting Agreement dated as of February 1, 1995, effective
                   April 1, 1995(9)
              i.   Copy of Amendment to Underwriting Agreement dated April 1, 1996(10)

              j.   Copy of Underwriting Agreement, dated as of April 30, 1997(14)
         7.   Inapplicable
         8.   a.   Custodian Contract between SIFE Trust Fund and State Street Bank & Trust Co. (11)
              b.   Retirement Plans Service Contract among SIFE, Inc., SIFE Trust Fund and State Street
                           Bank & Trust Co. (11)
              c.   Assignment & Assumption Agreement(14)
         9.   Inapplicable
         10.  Opinion and Consent of Counsel(14)
         11.  Consent of Independent Accountants
              a.   Consent of Deloitte & Touche LLP
         12.  Inapplicable
         13.  Inapplicable
         14.  Copies of Model Plans Used in the Establishment of Retirement Plans:
              a.   Copy of Registrant's Individual Retirement Account Disclosure Statement(5)
              b.   Copy of Registrant's 403(b)(7) Plan Description
              c.   Copy of State Street Bank and Trust Company's 403(b) Account Package
              d.   Copy of provisions governing State Street Bank and Trust Company's IRA accounts
         15.  Copies of Rule 12b-1 Plans
              a.   Rule 12b-1 Plan of Distribution and Rule 12b-1 Agreement for Class A-II Shares (10)
              b.   Rule 12b-1 Plan of Distribution and Rule 12b-1 Agreement for Class B Shares(14)
              c.   Rule 12b-1 Plan of Distribution and Rule 12b-1 Agreement for Class C Shares(14)
         16.  Schedule of Performance Advertising Quotations(14)
         17.  Financial Data Schedules(12)
         18.  Other Exhibits:
              a.   Power of Attorney
              b.   Rule 18f-3 Plan (11)
              c.   Restated Rule 18f-3 Plan(14)
              d.   Agreement and Plan of Reorganization (13)

-----------------------------

(1) Filed March 31, 1980, as an exhibit to Form N-1 Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 23 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 2, File No. 2-17277, and incorporated herein by reference.
(2) Filed April 27, 1981, as an exhibit to Form N-1 Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 24 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 3, File No. 2-17277, and incorporated herein by reference.
(3) Filed February 28, 1986, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 29 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 8, File No. 2-17277, and incorporated herein by reference.
(4) Filed April 17, 1987, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 30 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 9, File No. 2-17277, and incorporated herein by reference.
(5) Filed February 26, 1990, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 33 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 12, File No. 2-17277, and incorporated herein by reference.
(6) Filed February 26, 1991, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 34 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 13, File No. 2-17277, and incorporated herein by reference.
(7) Filed February 26, 1993, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 36 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 15, File No. 2-17277, and incorporated herein by reference.
(8) Filed February 25, 1994, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 37 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 16, File No. 2-17277, and incorporated herein by reference.

(9) Filed February 24, 1995, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 38 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 17, File No. 2-17277, and incorporated herein by reference.
(10) Filed February 23, 1996, as an exhibit to Registrant's Definitive Proxy Statement under Section 14(a) of the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.
(11) Filed April 19, 1996, as an exhibit to Form N-1A Registration
     Statement under the Securities Act of 1933 Post-Effective Amendment No. 39 and Registration Statement under Investment Company Act of 1940 Post-Effective Amendment No. 18, File No. 2-17277, and incorporated herein by reference.
(12) Filed April 30, 1997, as an exhibit to Registrant's Form NSAR for the period ended December 31, 1996, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.
(13) Filed February 28, 1997, as Exhibit A to Registrant's Definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

(14) Filed April 17, 1997, as an exhibit to Form N-1A Registration Statement under the Securities Act of 1933 Post-Effective Amendment No. 41 and Registration Statement under Investment Company Act of 1940 Post Effective Amendment No. 20, File No. 2-17277, and incorporated herein by reference.



ITEM 25.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No person is directly or indirectly controlling, controlled by, or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


        TITLE OF CLASS          NUMBER OF RECORD HOLDERS (APRIL 27, 1998)
        --------------          -----------------------------------------
          Class I                  16,191 investors (19,932 accounts)
          Class II                  5,958 investors (6,964 accounts)
          Class B                   2,170 investors (2,727 accounts)
          Class C                     149 investors (175 accounts)


ITEM 27.       INDEMNIFICATION

     Reference is made to Article VI, Section 5 of Registrant's Trust Agreement, as amended, filed as Exhibit 1 under Part C, Item 24(b) (the "Trust Agreement"), which generally provides that no director or officer shall be liable to the Registrant or to its Investors or to any other person for any action which such director or officer may in good faith take or refrain from taking as a director or officer; provided, however, that no officer or director of the Registrant shall be protected against any liability to the Registrant or its Investors caused by such officer's or director's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, nor shall anything in Section 5 protect any officer or director against any liability arising under any provision of the Securities Act of 1933 (the "Securities Act").

     Reference is also made to Article VI, Section 6 of Registrant's Trust Agreement, which generally provides that an officer or director shall be indemnified by the Registrant to the maximum extent permitted by applicable law against all expenses, judgments, fines, settlements and other amounts reasonably incurred or suffered by such person in connection with any threatened, pending or completed legal proceeding brought by a third party in which he or she is involved by reason of his or her relationship to the Registrant. No indemnification shall be provided, however, with respect to any liability arising by reason of the "Disabling Conduct" of the person seeking indemnity. "Disabling Conduct" generally means willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or any conduct that amounts to a violation of the Securities Act.

     Any officer or director who is a party to an action which is brought by the Registrant shall also be indemnified, provided that if such person is adjudged by a court to be liable to the Registrant in the performance of his or her duty, indemnification shall be made only to the extent a court determines that there has been no Disabling Conduct and that such person is fairly and reasonably entitled to indemnity.

     Expenses incurred in connection with a legal proceeding shall be advanced by the Registrant to an officer or director prior to the proceeding's final disposition, provided such officer or director agrees to repay all advanced amounts unless it is ultimately determined that he or she is entitled to indemnification, and such officer or director meets certain other conditions to the advance.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Registrant's response to Part B, Item 14 contained in "Management of the Trust Fund," is hereby incorporated herein by reference.

ITEM 29.       PRINCIPAL UNDERWRITER

     a. The underwriter of the Registrant is SIFE. SIFE acts as underwriter and investment adviser only for the Registrant.

     b. Registrant's response to Part B, Item 14, contained in "Management of the Trust Fund," is hereby incorporated herein by reference.


ITEM 30.       LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 are kept at the offices of SIFE, 100 North Wiget Lane, Walnut Creek, CA 94598.

ITEM 31.       MANAGEMENT SERVICES

     Inapplicable.

ITEM 32.       UNDERTAKINGS

     Inapplicable.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Walnut Creek and State of California, on the 28th day of April, 1998.

                                          SIFE Trust Fund

                                          By:     BRUCE W. WOODS /s/
                                              -------------------------------
                                                  Bruce W. Woods
                                                  President & Chief Executive
                                                  Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                        Title                                   Date
      BRUCE W. WOODS /s/            Director; President & Chief                   April 28,
      ------------------            Executive Officer of the Trust                  1998
       (Bruce W. Woods)             Fund (Principal Executive
                                    Officer & Principal Accounting Officer)

      GARY ISAACSON /s/             Chief Financial Officer of the                April 28,
      -----------------             Trust Fund (Principal Accounting Officer)       1998
       (Gary Isaacson)

    HAIG G. MARDIKIAN /s/           Director; Chairman of the Board                   *
    ---------------------
     (Haig G. Mardikian)

    WALTER S. NEWMAN /s/            Director; Vice-Chairman of the Board              *
    --------------------
     (Walter S. Newman)

 CHARLES W. FROEHLICH, JR. /s/      Director; Secretary                               *
 -----------------------------
  (Charles W. Froehlich, Jr.)

      NEIL L. DIVER /s/             Director                                          *
      -----------------
       (Neil L. Diver)

   DIANE HOWARD BELDING /s/         Director                                          *
   ------------------------
    (Diane Howard Belding)

      JOHN A. MEANY /s/             Director                                          *
      -----------------
       (John A. Meany)

*   By:    BRUCE W. WOODS /s/                  Dated:     APRIL 28, 1998
        ----------------------------                  ------------------------
           Bruce W. Woods, Attorney-in-Fact

                               INDEX TO EXHIBITS
EXHIBIT
NUMBER
------

11.  Consent of Independent Accountants
     a.   Consent of Deloitte & Touche LLP